		UNITED STATES
	Securities and Exchange Commission
	    Washington, D.C.  20549

		FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
          INVESTMENT COMPANIES

Investment Company Act file number 811-6155

American National Investment Accounts, Inc.
P.O. Box 58969
Houston, TX  77258-8969

Securities Management and Research, Inc.
P.O. Box 58969
Houston, TX 77258-8969
(800) 231-4639

Fiscal year end:  December 31

Reporting period:  December 31, 2009


Item 1	Report to Shareholders

ANNUAL REPORT

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

-    GROWTH PORTFOLIO

-    EQUITY INCOME PORTFOLIO

-    BALANCED PORTFOLIO

-    MONEY MARKET PORTFOLIO

Form 9429                                                      ANNUAL REPORT
02/10                                                          DECEMBER 31, 2009

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

                               2450 South Shore Boulevard, League City, TX 77573

The report contained herein is included for the general information of our shareholders. This report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current prospectus. ALL INVESTORS ARE ADVISED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT COMPANIES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANIES. YOU SHOULD READ IT CAREFULLY BEFORE INVESTING.

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures the investment adviser uses in fulfilling this responsibility is included in the Funds' Statement of Additional Information and is available without charge, upon request, by calling 1-800-231-4639. The policies and procedures are also available on the Securities and Exchange Commission's website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 1-800-231-4639 and is also available on the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website, beginning with the September 30, 2004 report, at http://www.sec.gov. You may review and make copies at the SEC's Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. A copy of the quarterly holdings report is available, without charge, upon request, by calling 1-800-231-4639.

AN EXAMPLE OF ONGOING EXPENSES

Each shareholder of the Fund may incur two types of expenses: (1) transactional, if applicable, and (2) ongoing (e.g., asset-based charges such as investment advisory fees and distribution and/or 12b-1 fees). The example, included below, is intended to help a shareholder better understand the ongoing expenses of investing in this Fund and to compare these expenses with other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2009, and held for six months ending December 31, 2009.

ACTUAL EXPENSES

The example below provides information about actual account values and actual expenses. A shareholder may use the information in this example, together with the amount they have invested, to estimate the expenses that they have paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in actual column under the heading entitled "Expenses Paid During Period" to estimate the expenses paid on their account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The example also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a shareholder paid for the period. This information may be used to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in this table are meant to help a shareholder understand the ongoing expenses only and do not reflect any transactional expenses, such as sales charges, contingent deferred sales charges on redemptions or redemption fees. Therefore, the table is useful in comparing ongoing expenses only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional expenses were included, the expenses would have been higher.

                                                               ACTUAL                   HYPOTHETICAL
                          BEGINNING                     ENDING        EXPENSES      ENDING      EXPENSES
                           ACCOUNT     ANNUALIZED      ACCOUNT          PAID        ACCOUNT       PAID
                            VALUE       EXPENSE         VALUE          DURING        VALUE       DURING
FUNDS                     (07/01/09)     RATIOS     (12/31/09) (1)   PERIOD (2)   (12/31/09)   PERIOD (2)
-----------------------   ----------   ----------   --------------   ----------   ----------   ----------
Growth Portfolio          $1,000.00       0.87%        $1,201.10        $4.83     $1,020.82       $4.43
Equity Income Portfolio    1,000.00       0.79%         1,205.33         4.39      1,021.22        4.02
Balanced Portfolio         1,000.00       0.81%         1,142.69         4.37      1,021.12        4.13
Money Market Portfolio     1,000.00       0.16%         1,000.00         0.81      1,024.40        0.82

(1) The actual ending account value is based on actual total return of each of the funds for the period July 1, 2009 to December 31, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on each of the funds' actual expense ratios and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the annualized expense ratios, shown in the table above, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the six month period).

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

On November 19, 2009, the Board of Directors of American National Investment Accounts, Inc. (the "Board") unanimously approved the renewal and extension of the investment advisory agreements with Securities Management and Research, Inc. (the "Manager") for the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio and Money Market Portfolio, ("the Portfolios"). The Board considered a variety of factors in connection with its review of the advisory contracts (the "Contracts"), also taking into account information provided by the Manager during the course of the year, as discussed below:

NATURE, EXTENT, AND QUALITY OF SERVICES

The Board considered the nature, quality and extent of the services provided to the Portfolios by the Manager based upon information and discussion provided by the Manager relating to the services performed by the Manager under the Contracts and relating to the Manager's operations, systems, and personnel. These services included, but were not limited to, management of the investment portfolios and a variety of activities related to investment portfolio management.

The Board also took into account its familiarity with the Manager's investment management for the Fund through regular Board meetings, discussions and reports during the preceding year. The Board further considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day Fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. After careful consideration of these matters, the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager.

EXPENSES AND PERFORMANCE

The Board evaluated reports prepared by the Manager detailing the total expense ratios of each of the Portfolios as compared to other open-end investment companies deemed to be comparable based upon the Morningstar Principia Pro database with similar Morningstar category and prospectus objective to each Portfolio. The Board compared the total expense ratios of the Portfolios for the quarter ending September 30, 2009 to funds advised by other advisors that were deemed comparable by the Morningstar database for the quarter ending September 30, 2009. The Growth Portfolio's total expense ratio was lower than the Morningstar sub-account average total expense ratio; as was that of the Balanced Portfolio. The total expense ratios for the Equity Income Portfolio and Money Market Portfolio were slightly higher than the Morningstar sub-account average total expense ratio. Therefore, the Board took into account that the Manager has voluntarily agreed to waive fees and/or limit expenses of this and the other Portfolios through April 30, 2011 so that total expenses are limited to a specified percentage of average daily net assets of each Portfolio. Total expenses include the management fees and administrative service fees which are paid to the Manager, but do not include interest, taxes, commissions, and other expenses incidental to portfolio transactions. Also taken under consideration were the current size of each Portfolio, and the level and method of computing the management fees. In light of these factors, the Board concluded that the fee paid to the Manager by the Fund is reasonable.

The Board reviewed the Portfolios' monthly performance and compared these returns to comparable performance measures supplied by Lipper for their respective indices. On the basis of this evaluation of investment results, the Board concluded that the Portfolios' performance was satisfactory.

COST, BENEFITS, PROFITS AND ECONOMIES OF SCALE

The Board reviewed detailed information regarding the revenues received by the Manager under the Contracts and other benefits that the Manager may have realized from its relationship with the Portfolios. The Board also received information on the direct costs incurred by the Manager as well as profits realized. After careful consideration of this information, the Board concluded that the Manager's profits were reasonable in light of the services provided to the Portfolios.

APPROVAL OF THE CONTRACTS

As noted, the Board approved the renewal of the Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that the advisory fee structures are fair and reasonable and that the Contracts should be renewed.

AMERICAN NATIONAL GROWTH PORTFOLIO

MANAGER DISCUSSION

The Growth Portfolio's objective continues to be providing the opportunity for long-term capital appreciation. The Portfolio is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing earnings and cash flow growth. In 2009, the Portfolio produced a return of 23.48%, after portfolio expenses, but before product specific charges. Over that same time frame, the S&P 500 Index produced a return of 26.46%.

Within the Portfolio, sector allocation and security selection determine the performance of the fund against the market. Relative to the S&P 500, the fund benefited by sector allocations in Industrials, Telecom Services, and Consumer Staples. Security selection benefited performance in the Energy and Healthcare sectors, while having negative impact in Materials and Financials. The Portfolio's strongest individual performers were Apple and NASDAQ EFT exposure. Holdings that hampered performance included Exxon Mobil and Genzyme.

All ten sectors in the S&P 500 finished in positive territory for the year for the first time since 2006. For the fourth quarter, nine of the ten sectors had positive returns, with the lone negative return coming from Financials (-3.3%) as investors remained concerned about earnings, especially at banks. Information Technology was the strongest performing sector, rising 10.7% as investors anticipated a significant increase in corporate IT spending. Consumer Discretionary and Healthcare were the second-best performing sectors, each gaining 9.1%.

Economic activity in the fourth quarter has exceeded expectations, but the growth appears to have come from areas that are not all sustainable. Survey data has suggested that the jump in GDP is just a brief recovery from low levels of activity and nothing of a longer-term up-swing. It has been estimated that net exports may have accounted for a half-point rise in GDP while most of the expected growth came from a significant slowing in inventory liquidations. Typically, small business sector growth has led economic recoveries, but that is not the case presently, which provides further evidence that the quarter's growth is likely not of a broad nature. Higher oil prices were likely responsible for a widening of the trade deficit and not a higher level of broad-based spending on imports.

A moderate recovery in consumer spending has occurred. Non-stimulus income, consisting mostly of wages and salaries, has increased over the past six months and appears to be trending higher, indicating that support for consumer spending may be based upon more enduring sources of income. Real spending increased by an estimated annualized 2.7% in the fourth quarter, up from 1.6% in the prior quarter. Despite still tight credit markets, overall financial conditions continue to improve. The recovery in financial markets has bolstered household wealth, and although still not near previous levels, households may be more willing to spend even though uncertainty exists concerning employment prospects and stability.

Economic data concerning labor are beginning to suggest a stabilization in employment conditions. Job layoff activity is rapidly falling. In 2009 government support for the economy amounted to $600 billion (Bureau of Economic Analysis and CIRA), representing the main aid to economic growth which propped up consumer spending and averted a more widespread decline in economic activity. Now, support has shifted back to non-stimulus income. The employment outlook has been clouded by employers reliance to a greater extent on temporary and part-time workers due to future economic uncertainty. Employment data suggest that about 4% of the labor force's jobless status is essentially permanent.

During 2009, interest rates rose on almost all points on the yield curve with the largest increases at the long end, steepening the curve even further. The Federal Reserve's Fed Fund target rate has been between 0-0.25% for all of 2009. This low target kept rates low at the short end of the curve, with inflation expectations helping to raise rates at the middle and long end. There is less concern that the Fed will raise interest rates soon, and it is suggested that rate changes are unlikely through most of 2010, with the possibility for rate increases in the fourth quarter. The ten-year Treasury rate is currently about 3.70%, up from 3.20% on November 30, 2009.

Sincerely,


Anne M. LeMire, CPA, CFA
Portfolio Manager, Growth Portfolio

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GROWTH PORTFOLIO,
                LIPPER LARGE-CAP CORE FUND INDEX AND THE S&P 500

                                     [CHART]

                                       LIPPER
              GROWTH               LARGE-CAP CORE
             PORTFOLIO   S&P 500     FUND INDEX
12/31/1999     10000      10000         10000
12/31/2000      9567       9089          9263
12/31/2001      7999       7892          8074
12/31/2002      6004       6076          6360
12/31/2003      7447       8029          7937
12/31/2004      8058       8685          8595
12/31/2005      8310       9587          9087
12/31/2006      9398      10815         10303
12/31/2007      9788      10725         10986
12/31/2008      6108       6582          6913
12/31/2009      7744       9089          8859

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Growth Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2009

GROWTH PORTFOLIO

COMMON STOCK

                                                             SHARES      VALUE
CONSUMER DISCRETIONARY--
AUTO COMPONENTS--0.43%
China Automotive Systems, Inc. *                              3,200   $    59,872
Fuel Systems Solutions Inc. *                                   500        20,620
                                                                      -----------
                                                                           80,492
HOTELS, RESTAURANTS & LEISURE--0.74%
Home Inns & Hotels Management, Inc. ADR *                     2,100        74,235
Starwood Hotels & Resorts Worldwide, Inc.                     1,775        64,912
                                                                      -----------
                                                                          139,147
HOUSEHOLD DURABLES--0.63%
China-Biotics Inc. *                                          4,800        74,256
Newell Rubbermaid Inc.                                        3,000        45,030
                                                                      -----------
                                                                          119,286
INTERNET & CATALOG RETAIL--1.08%
Ctrip.com International, Ltd. ADR *                           1,000        71,860
Priceline.com Inc. *                                            600       131,100
                                                                      -----------
                                                                          202,960
MEDIA--1.22%
Focus Media Holding Ltd. ADR *                                2,000        31,700
VisionChina Media Inc. *                                      3,500        38,220
Walt Disney Co. (The)                                         5,000       161,250
                                                                      -----------
                                                                          231,170
MULTILINE RETAIL--0.86%
J.C. Penney Co., Inc.                                         2,500        66,525
Target Corp.                                                  2,000        96,740
                                                                      -----------
                                                                          163,265
SPECIALTY RETAIL--2.96%
Bed Bath & Beyond Inc. *                                      2,000        77,260
Best Buy Co., Inc.                                            5,002       197,379
Home Depot, Inc. (The)                                        3,670       106,173
Limited Brands, Inc.                                          3,500        67,340
Lowe's Companies, Inc.                                        3,116        72,883
Lumber Liquidators Holdings, Inc. *                           1,400        37,520
                                                                      -----------
                                                                          558,555
TEXTILES, APPAREL & LUXURY GOODS--0.51%
J. Crew Group, Inc. *                                         1,400        62,636
Lululemon Athletica Inc. *                                    1,100        33,110
                                                                      -----------
                                                                           95,746
                                                                      -----------
      TOTAL CONSUMER DISCRETIONARY--8.43%                               1,590,621
                                                                      -----------
CONSUMER STAPLES--
BEVERAGES--2.89%
Coca-Cola Co. (The)                                           4,782       272,574
PepsiCo, Inc.                                                 4,500       273,600
                                                                      -----------
                                                                          546,174
FOOD PRODUCTS--0.39%
Green Mountain Coffee Roasters, Inc. *                          400        32,588
Origin Agritech Ltd. *                                        3,500        41,195
                                                                      -----------
                                                                           73,783
FOOD & STAPLES RETAILING--1.76%
CVS Caremark Corp.                                            3,950       127,230
Companhia Brasileira de Distribuicao Grupo Pao de
   Acucar ADR                                                 1,300        97,656
Wal-Mart Stores, Inc.                                         2,000       106,900
                                                                      -----------
                                                                          331,786
HOUSEHOLD PRODUCTS--1.61%
Procter & Gamble Co. (The)                                    5,000       303,150
TOBACCO--0.45%
Philip Morris International Inc.                              1,775        85,537
                                                                      -----------
      TOTAL CONSUMER STAPLES--7.10%                                     1,340,430
                                                                      -----------
ENERGY--
ENERGY EQUIPMENT & SERVICES--3.03%
Baker Hughes Inc.                                             2,700       109,296
Noble Corp.                                                   3,800       154,660
Schlumberger Ltd.                                             2,200       143,198
Transocean Ltd. *                                             1,179        97,620
Weatherford International Ltd. *                              3,700        66,267
                                                                      -----------
                                                                          571,041
OIL, GAS & CONSUMABLE FUELS--7.06%
Anadarko Petroleum Corp.                                      1,000        62,420
BP PLC ADR                                                    2,400       139,128
Chevron Corp.                                                 2,275       175,152
Clean Energy Fuels Corp. *                                    2,500        38,525
El Paso Corp.                                                 9,481        93,198
Exxon Mobil Corp.                                             8,750       596,663
Royal Dutch Shell PLC ADR, (Class A)                          3,780       227,216
                                                                      -----------
                                                                        1,332,302
                                                                      -----------
      TOTAL ENERGY--10.09%                                              1,903,343
                                                                      -----------
EXCHANGE TRADED FUNDS--4.79%
PowerShares QQQ Trust Series 1                               10,000       459,200
SPDR Trust Series 1                                           4,000       445,760
                                                                      -----------
                                                                          904,960
                                                                      -----------
      TOTAL EXCHANGE TRADED FUNDS--4.79%                                  904,960
                                                                      -----------

                                                             SHARES      VALUE
FINANCIALS--
CAPITAL MARKETS--2.54%
Bank of New York Mellon Corp.                                 3,800   $   106,286
Charles Schwab Corp. (The)                                    4,900        92,218
Goldman Sachs Group, Inc. (The)                                 778       131,358
Morgan Stanley                                                3,000        88,800
State Street Corp.                                            1,400        60,956
                                                                      -----------
                                                                          479,618
COMMERCIAL BANKS--2.74%
PNC Financial Services Group, Inc.                            5,000       263,950
U.S. Bancorp                                                  6,000       135,060
Wells Fargo & Co.                                             4,383       118,297
                                                                      -----------
                                                                          517,307
CONSUMER FINANCE--0.68%
American Express Co.                                          1,000        40,520
Discover Financial Services                                   1,500        22,065
NYSE Euronext                                                 2,550        64,515
                                                                      -----------
                                                                          127,100
DIVERSIFIED FINANCIAL SERVICES--0.98%
Bank of America Corp.                                         3,601        54,231
Citigroup Inc.                                                7,075        23,418
JPMorgan Chase & Co.                                          2,573       107,217
                                                                      -----------
                                                                          184,866
INSURANCE--1.65%
Aspen Insurance Holdings Ltd.                                 2,000        50,900
Brown & Brown, Inc.                                           2,000        35,940
Hartford Financial Services Group, Inc. (The)                 1,300        30,238
Principal Financial Group, Inc.                               1,725        41,469
Prudential Financial, Inc.                                    2,000        99,520
RenaissanceRe Holdings Ltd.                                   1,000        53,150
                                                                      -----------
                                                                          311,217
                                                                      -----------
      TOTAL FINANCIALS--8.59%                                           1,620,108
                                                                      -----------
HEALTH CARE--
BIOTECHNOLOGY--3.05%
3SBio, Inc. *                                                 4,900        67,081
Amgen Inc. *                                                  1,250        70,712
Celgene Corp. *                                               2,500       139,200
Facet Biotech Corp. *                                           540         9,493
Genzyme Corp. *                                               2,000        98,020
Gilead Sciences, Inc. *                                       4,000       173,120
PDL BioPharma Inc.                                            2,700        18,522
                                                                      -----------
                                                                          576,148
HEALTH CARE PROVIDERS & SERVICES--0.55%
DaVita, Inc. *                                                  850        49,929
UnitedHealth Group Inc.                                       1,800        54,864
                                                                      -----------
                                                                          104,793

HEALTH EQUIPMENT & SUPPLIES--1.70%
Covidien PLC                                                    775        37,115
Genoptix Inc. *                                                 800        28,424
Given Imaging Ltd.                                            8,000       139,680
Hologic, Inc. *                                               3,400        49,300
Varian Medical Systems, Inc. *                                1,400        65,590
                                                                      -----------
                                                                          320,109
LIFE SCIENCES TOOLS & SERVICES--0.35%
Thermo Fisher Scientific, Inc. *                              1,375        65,574
PHARMACEUTICALS--4.74%
Abbott Laboratories                                           2,200       118,778
Alexion Pharmaceuticals, Inc. *                                 700        34,174
Amylin Pharmaceuticals, Inc. *                                4,500        63,855
Cephalon, Inc. *                                              1,450        90,495
Eli Lilly & Co.                                               6,800       242,828
Endo Pharmaceuticals Holdings Inc. *                          2,100        43,071
Merck & Co. Inc.                                              6,003       219,350
Pfizer Inc.                                                   1,920        34,925
WuXi PharmaTech Cayman Inc. *                                 2,900        46,284
                                                                      -----------
                                                                          893,760
                                                                      -----------
      TOTAL HEALTH CARE--10.39%                                         1,960,384
                                                                      -----------
INDUSTRIALS--
AEROSPACE & DEFENSE--4.38%
Boeing Co. (The)                                              2,637       142,741
Goodrich Corp.                                                3,481       223,654
Honeywell International Inc.                                  2,128        83,418
Northrop Grumman Corp.                                          800        44,680
Rockwell Collins, Inc.                                        3,500       193,760
United Technologies Corp.                                     2,000       138,820
                                                                      -----------
                                                                          827,073
AIR FREIGHT & LOGISTICS--1.18%
FedEx Corp.                                                     800        66,760
United Parcel Service, Inc. (Class B)                         2,700       154,899
                                                                      -----------
                                                                          221,659
COMMERCIAL SERVICES & SUPPLIES--1.16%
51job, Inc. *                                                 2,000        35,440
RINO International Corp. *                                    3,200        88,480
Verisk Analytics, Inc. *                                      1,800        54,504
VistaPrint Ltd. *                                               700        39,662
                                                                      -----------
                                                                          218,086
CONSTRUCTION & ENGINEERING--0.26%
Cemex SAB de CV ADR *                                         4,160        49,171
ELECTRICAL EQUIPMENT--1.37%
American Superconducter Corp. *                                 700        28,630
A-Power Energy Generation Systems Ltd. *                      2,200        40,238
Harbin Electric, Inc. *                                       3,500        71,890

                                                             SHARES      VALUE
Jinpan International Ltd.                                       800   $    38,136
Ocean Power Technologies, Inc. *                              2,900        26,129
Trina Solar Ltd. *                                            1,000        53,970
                                                                      -----------
                                                                          258,993
INDUSTRIAL CONGLOMERATES--2.05%
3M Co.                                                        1,300       107,471
General Electric Co.                                         16,625       251,536
Tyco International Ltd.                                         775        27,652
                                                                      -----------
                                                                          386,659
MACHINERY--2.83%
Barnes Group Inc.                                             1,800        30,420
Bucyrus International, Inc.                                   1,200        67,644
Caterpillar Inc.                                              1,100        62,689
China Yuchai International Ltd.                               4,200        61,908
Danaher Corp.                                                 2,000       150,400
Duoyuan Global Water Inc. ADR *                               2,300        82,317
Force Protection, Inc. *                                      4,000        20,840
SmartHeat, Inc. *                                             4,000        58,080
                                                                      -----------
                                                                          534,298
                                                                      -----------
      TOTAL INDUSTRIALS--13.23%                                         2,495,939
                                                                      -----------
INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--4.02%
Arris Group Inc. *                                            4,250        48,578
Cisco Systems, Inc. *                                        12,900       308,826
Harris Corp.                                                  2,400       114,120
Nokia Oyj ADR                                                 5,557        71,407
Nortel Networks Corp. *                                         236             5
QUALCOMM Inc.                                                 2,500       115,650
Research In Motion Ltd. *                                       950        64,163
Telestone Technologies Corp. *                                1,800        35,712
                                                                      -----------
                                                                          758,461
COMPUTERS & PERIPHERALS--5.01%
Apple Inc. *                                                  1,350       284,661
EMC Corp. *                                                   4,626        80,816
Hewlett-Packard Co.                                           5,787       298,088
International Business Machines Corp.                         2,150       281,435
                                                                      -----------
                                                                          945,000
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.40%
Agilent Technologies, Inc. *                                  1,265        39,304
Cree, Inc. *                                                  3,000       169,110
Maxwell Technologies, Inc. *                                  2,000        35,680
Tyco Electronics Ltd.                                           775        19,026
                                                                      -----------
                                                                          263,120
INTERNET SOFTWARE & SERVICES--2.45%
Akamai Technologies, Inc. *                                   2,750        69,657
AsiaInfo Holdings, Inc. *                                     3,700       112,739
China Information Security Technology, Inc. *                 2,000        12,320
Equinix, Inc. *                                                 600        63,690
MercadoLibre Inc. *                                           2,200       114,114
SINA Corp. *                                                  2,000        90,360
                                                                      -----------
                                                                          462,880
INFORMATION TECHNOLOGY SERVICES--0.38%
Amdocs Ltd. *                                                 1,375        39,229
VanceInfo Technologies Inc. *                                 1,700        32,657
                                                                      -----------
                                                                           71,886
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.70%
Analog Devices, Inc.                                          2,154        68,023
Atheros Communications *                                      1,800        61,632
CEVA, Inc. *                                                  4,500        57,870
Cavium Networks, Inc. *                                       3,500        83,405
EZchip Semiconductor Ltd. *                                   3,000        36,270
Intel Corp.                                                  10,000       204,000
KLA-Tencor Corp.                                              1,743        63,027
Linear Technology Corp.                                       2,222        67,860
Marvell Technology Group Ltd. *                               5,250       108,938
Maxim Integrated Products, Inc.                               1,743        35,383
Netlogic Microsystems Inc. *                                  2,400       111,024
QuickLogic Corp. *                                           32,200        67,942
STMicroelectronics N.V.                                       5,600        51,912
Silicon Laboratories Inc. *                                   1,200        58,008
                                                                      -----------
                                                                        1,075,294
SOFTWARE--5.72%
ArcSight, Inc. *                                              1,000        25,580
Blue Coat Systems, Inc. *                                     2,525        72,064
Electronic Arts Inc. *                                        1,700        30,175
Fortinet Inc. *                                               2,500        43,925
Intuit Inc. *                                                 3,490       107,178
K12 Inc. *                                                    2,200        44,594
Longtop Financial Technologies Ltd. ADR *                     2,100        77,742
Microsoft Corp.                                               8,375       255,354
Oracle Corp.                                                  9,789       240,222
Pegasystems, Inc.                                             1,900        64,600
Salesforce.com, Inc. *                                        1,200        88,524
Sourcefire Inc. *                                             1,100        29,425
                                                                      -----------
                                                                        1,079,383
                                                                      -----------
      TOTAL INFORMATION TECHNOLOGY--24.68%                              4,656,024
                                                                      -----------
MATERIALS--
CHEMICALS--2.40%
China Agritech, Inc. *                                        2,500        69,875
China Green Agriculture, Inc. *                               4,000        58,800
Monsanto Co.                                                    775        63,356
PPG Industries, Inc.                                          3,622       212,032
Praxair, Inc.                                                   600        48,186
                                                                      -----------
                                                                          452,249

                                                             SHARES      VALUE
CONTAINERS & PACKAGING--0.27%
Sealed Air Corp.                                              2,325   $    50,825
METALS & MINING--0.35%
Gulf Resources Inc. *                                         5,700        66,462
                                                                      -----------
      TOTAL MATERIALS--3.02%                                              569,536
                                                                      -----------
TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--1.70%
AT&T Inc.                                                     5,500       154,165
Verizon Communications Inc.                                   5,056       167,505
                                                                      -----------
                                                                          321,670
WIRELESS TELECOMMUNICATION SERVICES--0.66%
American Tower Corporation (Class A) *                        1,050        45,370
Rogers Communications, Inc. (Class B)                         1,100        34,100
Tim Participacoes S.A.                                        1,500        44,565
                                                                      -----------
                                                                          124,035
                                                                      -----------
      TOTAL TELECOMMUNICATION SERVICES--2.36%                             445,705
                                                                      -----------
UTILITIES--
ELECTRIC UTILITIES--1.29%
Allegheny Energy, Inc.                                        1,400        32,872
Ameren Corp.                                                  1,778        49,695
Exelon Corp.                                                  1,250        61,088
FPL Group, Inc.                                                 950        50,179
Wisconsin Energy Corp.                                        1,000        49,830
                                                                      -----------
                                                                          243,664
MULTI-UTILITIES--0.61%
Dominion Resources Inc.                                       1,500        58,380
Sempra Energy                                                 1,000        55,980
                                                                      -----------
                                                                          114,360
                                                                      -----------
      TOTAL UTILITIES--1.90%                                              358,024
                                                                      -----------
      TOTAL COMMON STOCK--94.58%
         (Cost $17,988,372)                                            17,845,074
                                                                      -----------
      TOTAL INVESTMENTS--94.58%
         (Cost $17,988,372)                                            17,845,074
      CASH AND OTHER ASSETS, LESS LIABILITIES--5.42%                    1,022,167
                                                                      -----------
      NET ASSETS--100.00%                                             $18,867,241
                                                                      ===========

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt
SPDR--Standard & Poor's Depositary Receipt

See notes to financial statements.

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

                                     [CHART]

 8.91%   Consumer Discretionary
 7.51%   Consumer Staples
10.67%   Energy
 5.07%   Exchange Traded Funds
 9.08%   Financials
10.99%   Health Care
13.99%   Industrials
26.08%   Information Technology
 3.19%   Materials
 2.50%   Telecommunication Services
 2.01%   Utilities

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

GROWTH PORTFOLIO

ASSETS
Investments in securities, at value (Cost $17,988,372)   $ 17,845,074
Cash and cash equivalents                                   1,019,210
Prepaid expenses                                                5,306
Receivable for:
   Dividends                                                   13,631
   Capital stock sold                                           5,417
   Expense reimbursement                                        5,152
                                                         ------------
      TOTAL ASSETS                                         18,893,790
                                                         ------------
LIABILITIES
Capital stock reacquired                                        2,541
Payable to investment adviser for fund expenses                 7,160
Accrued:
   Investment advisory fees                                     7,991
   Administrative service fees                                  3,995
Other liabilities                                               4,862
                                                         ------------
      TOTAL LIABILITIES                                        26,549
                                                         ------------
      NET ASSETS                                         $ 18,867,241
                                                         ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
   Capital (par value and additional paid-in)            $ 20,774,022
   Undistributed net investment loss                             (698)
   Accumulated net realized loss on investments            (1,762,785)
   Net unrealized depreciation of investments                (143,298)
                                                         ------------
      NET ASSETS                                         $ 18,867,241
                                                         ============
SHARES OUTSTANDING ($.01 par value per share)              14,397,713
                                                         ============
NET ASSET VALUE                                          $       1.31
                                                         ============
Shares authorized                                         155,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2009

GROWTH PORTFOLIO

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $3,067)          $  297,235
Interest                                                        5,942
                                                           ----------
      TOTAL INVESTMENT INCOME                                 303,177
                                                           ----------
EXPENSES
Investment advisory fees                                       82,082
Administrative service fees                                    41,041
Professional fees                                              23,269
Custody and transaction fees                                   38,372
Directors' fees and expenses                                    7,569
Compliance expenses                                             2,464
Qualification fees                                                782
Insurance expenses                                              7,654
                                                           ----------
      TOTAL EXPENSES                                          203,233
      LESS EXPENSES REIMBURSED                                (60,429)
                                                           ----------
      NET EXPENSES                                            142,804
                                                           ----------
INVESTMENT INCOME--NET                                        160,373
                                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                          (667,293)
   Change in unrealized depreciation of investments         4,173,080
                                                           ----------
NET GAIN ON INVESTMENTS                                     3,505,787
                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $3,666,160
                                                           ==========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

GROWTH PORTFOLIO

                                                                             YEAR ENDED
                                                                            DECEMBER 31,
                                                                     -------------------------
                                                                         2009          2008
                                                                     -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income--net                                            $   160,373   $   234,813
   Net realized loss on investments                                     (667,293)   (1,076,641)
   Change in unrealized appreciation (depreciation) of investments     4,173,080    (7,452,347)
                                                                     -----------   -----------
   Net increase (decrease) in net assets resulting from operations     3,666,160    (8,294,175)
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                               (161,086)     (242,950)
                                                                     -----------   -----------
   Total distributions to shareholders                                  (161,086)     (242,950)
CAPITAL SHARE TRANSACTIONS--Net                                         (119,741)    3,415,153
                                                                     -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                3,385,333    (5,121,972)
NET ASSETS
   Beginning of year                                                  15,481,908    20,603,880
                                                                     -----------   -----------
   End of year                                                       $18,867,241   $15,481,908
                                                                     ===========   ===========
Undistributed net investment income (loss)                           $      (698)  $        15
                                                                     ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

GROWTH PORTFOLIO

                                                                               YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------
                                                                   2009      2008       2007      2006      2005
                                                                 -------   -------    -------   -------   -------
Net asset value, beginning of year                               $  1.07   $  1.73    $  1.69   $  1.57   $  1.54
Income (loss) from investment operations
   Investment income--net                                           0.01      0.02       0.03      0.02      0.02
   Net realized and unrealized gain (loss) on investments           0.24     (0.66)      0.06      0.19      0.03
                                                                 -------   -------    -------   -------   -------
      Total from investment operations                              0.25     (0.64)      0.09      0.21      0.05
Less distributions
   Investment income--net                                          (0.01)    (0.02)     (0.03)    (0.02)    (0.02)
   Capital gains                                                    0.00      0.00      (0.02)    (0.07)     0.00
                                                                 -------   -------    -------   -------   -------
      Total distributions                                          (0.01)    (0.02)     (0.05)    (0.09)    (0.02)
                                                                 -------   -------    -------   -------   -------
Net asset value, end of year                                     $  1.31   $  1.07    $  1.73   $  1.69   $  1.57
                                                                 =======   =======    =======   =======   =======
Total return                                                       23.48%   (37.15)%     5.37%    13.09%     3.13%
                                                                 =======   =======    =======   =======   =======

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $18,867   $15,482    $20,604   $20,160   $18,499
Ratio of expenses with reimbursement to average net assets (1)      0.87%     0.87%      0.87%     0.87%     0.87%
Ratio of expenses without reimbursement to average net assets       1.24%     1.01%      0.95%     0.96%     0.96%
Ratio of net investment income (loss) to average net assets         0.98%     1.39%      1.45%     1.17%     1.16%
Portfolio turnover rate                                            87.59%    13.68%      4.96%    93.06%    34.92%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.87% on the Growth Portfolio until April 30, 2011.

See notes to financial statements.

AMERICAN NATIONAL EQUITY INCOME PORTFOLIO

MANAGER DISCUSSION

The Equity Income Portfolio's investment objective continues to be current income and long-term capital appreciation. In selecting common and preferred stocks, the Portfolio focuses primarily on well-established companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. The Portfolio's goal is to maintain a dividend yield (before fees and expenses) greater than that of the S&P 500 Index.

We are pleased to report that the Portfolio posted a mid-teens positive return following a negative return in 2008. For 2009, the Portfolio had a total return including reinvested dividends of 16.27%, after portfolio expenses, but before product specific charges. The Portfolio's benchmark, the Lipper Equity Income Index, returned 23.85% for the year. The Portfolio continued to meet the goal of maintaining a dividend yield greater than that of the market, as represented by the Standard & Poor's 500 Index. The current dividend yield at December 31, 2009 for the Portfolio was 3.1% (before expenses) versus 2.0% for the S&P 500.

The U.S. equity markets in 2009 were, to paraphrase Charles Dickens, a tale of two markets. For the first three months of the year, it was the worst of times, as investors shunned risk and drove the S&P 500 Index to levels not seen in twelve years. The second, third and fourth quarters became the best of times as investors began to purchase risky assets again thanks to growing confidence in improving economic conditions and the prospects for corporate earnings to turn the corner and begin rising again. The S&P 500 Index had its best annual performance in six years, returning 26.46% including reinvested dividends. The rally of almost 68% from March lows was the largest rebound in the post WW II era. For the fourth quarter, the Index returned 6.04%.

All ten sectors in the S&P 500 finished in positive territory for the year for the first time since 2006. For the fourth quarter, nine of the ten sectors had positive returns, with the lone negative return coming from Financials (-3.3%) as investors remained concerned about earnings, especially at banks. Information Technology was the strongest performing sector, rising 10.7% as investors anticipated a significant increase in corporate IT spending. Consumer Discretionary and Healthcare were the second-best performing sectors, each gaining 9.1%.

The performance of the Portfolio was enhanced by security selection in the Energy and Consumer Discretionary sectors, while security selection in the Healthcare and Information Technology sectors hampered performance. The Portfolio's best performing individual holdings for the year were Tupperware Brands (+105.2%), Starwood Hotels & Resorts (+104.3%), Limited Brands (+91.6%) and Morgan Stanley (+84.5%). Stocks posting the largest declines were Citigroup (-50.7%), Trustco Bank NY (-33.8%), Regions Financial (-33.5%) and Allegheny Energy (-30.7%).

The current significant economic downturn appears to almost certainly have ended. The economy now seems to be entering a recovery phase that will probably be slow and below par for a protracted period of time. Although the worst of the recession seems to have passed, unemployment remains high at 10% and consumer spending, which is almost two-thirds of the economy, is still restrained as consumers continue to worry about additional job losses.

Current barometers of economic activity are mixed. On the positive side, inflation remains tame. The Producer Price Index, a barometer of wholesale prices, rose 0.2% in December, the slowest month-over-month rate since May of last year. The core PPI (excluding food and energy costs) was flat for the month, lower than expected. The Index of Leading Economic Indicators rose to the highest level on record in December, the ninth consecutive increase. On the negative side, housing starts ended 2009 on a weak note, down 4% from November. Builders began construction on just 557,000 new units in December. The decline was entirely due to a 6.9% decline in single-family starts. The NAHB Housing Market Index fell in January to the lowest level in seven months. The economy lost another 85,000 jobs in December, after an upwardly-revised 4,000 job gain in November, which was the first gain in 2 years. Even though unemployment appears to have peaked in October at 10.2%, the highest rate in 26 years, unemployment will probably remain elevated for an extended period as employers are slow to hire new workers.

Corporate earnings reports for the fourth quarter have mostly met or exceeded expectations thus far. Third quarter 2009 operating earnings per share for companies in the S&P 500 Index was $17.50, the eighth consecutive quarter of year-over-year earnings declines. Based on analysts' consensus estimates, fourth quarter earnings are now expected to be 41% higher than the fourth quarter of last year and up 2.5% from the third quarter. For 2010, corporate earnings are forecast to rise 26% over 2009.

The trailing twelve-month P/E ratio for the S&P 500 is currently 18.4x, and the forward twelve-month P/E is 14.4x. Using current earnings forecasts, the year-end 2010 P/E is 14x, and the 2011 year-end P/E is 12x. Under the current highly uncertain outlook for economic activity and corporate profitability, many equities appear to be fairly priced at this time.

Under current economic and financial market conditions, we believe it is critically important to adhere to our conservative stock selection discipline that strives to purchase attractively valued equities for long-term appreciation potential while maintaining an above-market dividend yield. These characteristics should make this, well-diversified Portfolio a core holding for conservative, income-oriented investors.

Sincerely,


John S. Maidlow, CFA
Portfolio Manager, Equity Income Portfolio

      COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EQUITY INCOME
           PORTFOLIO, LIPPER EQUITY INCOME FUND INDEX AND THE S&P 500

                                     [CHART]

              EQUITY                   LIPPER
              INCOME               EQUITY INCOME
             PORTFOLIO   S&P 500    FUND INDEX
12/31/1999     10000      10000         10000
12/31/2000     10964       9089         10746
12/31/2001      9818       7892         10187
12/31/2002      8613       6076          8513
12/31/2003     10514       8029         10712
12/31/2004     11566       8685         12107
12/31/2005     11830       9587         12809
12/31/2006     13995      10815         15166
12/31/2007     14002      10725         15618
12/31/2008      9708       6582         10089
12/31/2009     11581       9089         12495

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Equity Income Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2009

EQUITY INCOME PORTFOLIO

COMMON STOCK

                                                             SHARES      VALUE
CONSUMER DISCRETIONARY--
HOTELS, RESTAURANTS & LEISURE--1.97%
McDonald's Corp.                                              2,800   $   174,832
Starwood Hotels & Resorts Worldwide, Inc.                     4,500       164,565
                                                                      -----------
                                                                          339,397
HOUSEHOLD DURABLES--1.25%
Newell Rubbermaid Inc.                                        5,000        75,050
Tupperware Brands Corp.                                       3,000       139,710
                                                                      -----------
                                                                          214,760
MEDIA--0.85%
CBS Corp. (Class B)                                           3,800        53,390
Walt Disney Co. (The)                                         2,875        92,719
                                                                      -----------
                                                                          146,109
MULTILINE RETAIL--1.26%
J.C. Penney Co., Inc.                                         4,300       114,423
Target Corp.                                                  2,100       101,577
                                                                      -----------
                                                                          216,000
SPECIALTY RETAIL--1.59%
Foot Locker, Inc.                                             5,800        64,612
Limited Brands, Inc.                                          7,057       135,777
TJX Companies, Inc. (The)                                     2,000        73,100
                                                                      -----------
                                                                          273,489
                                                                      -----------
      TOTAL CONSUMER DISCRETIONARY--6.92%                               1,189,755
                                                                      -----------
CONSUMER STAPLES--
BEVERAGES--2.36%
Coca-Cola Co. (The)                                           3,900       222,300
PepsiCo, Inc.                                                 3,000       182,400
                                                                      -----------
                                                                          404,700
FOOD PRODUCTS--3.39%
ConAgra Foods, Inc.                                           8,000       184,400
H.J. Heinz Co.                                                3,641       155,689
Kraft Foods, Inc. (Class A)                                   4,400       119,592
McCormick & Co., Inc. (a)                                     3,420       123,565
                                                                      -----------
                                                                          583,246
FOOD & STAPLES RETAILING--1.40%
Wal-Mart Stores, Inc.                                         4,500       240,525
HOUSEHOLD PRODUCTS--3.82%
Colgate-Palmolive Co.                                         1,800       147,870
Kimberly-Clark Corp.                                          3,100       197,501
Procter & Gamble Co. (The)                                    5,125       310,729
                                                                      -----------
                                                                          656,100
PERSONAL PRODUCTS--1.06%
Alberto-Culver Co.                                            2,200        64,438
Avon Products, Inc.                                           3,725       117,337
                                                                      -----------
                                                                          181,775
TOBACCO--1.07%
Lorillard, Inc.                                               1,050        84,241
Philip Morris International Inc.                              2,075        99,994
                                                                      -----------
                                                                          184,235
                                                                      -----------
      TOTAL CONSUMER STAPLES--13.10%                                    2,250,581
                                                                      -----------
ENERGY--
ENERGY EQUIPMENT & SERVICES--1.80%
Baker Hughes Inc.                                             1,800        72,864
Schlumberger Ltd.                                             2,300       149,707
Weatherford International Ltd. *                              4,825        86,416
                                                                      -----------
                                                                          308,987
OIL, GAS & CONSUMABLE FUELS--12.19%
Anadarko Petroleum Corp.                                      3,000       187,260
BP PLC ADR                                                    3,310       191,881
Boardwalk Pipeline Partners, L.P.                             3,800       114,114
Chevron Corp.                                                 6,400       492,736
Enterprise Products Partners L.P.                             3,200       100,512
Exxon Mobil Corp.                                             9,000       613,710
Plains All American Pipeline, L.P.                            2,000       105,700
Royal Dutch Shell PLC ADR, (Class A)                          3,419       205,516
Spectra Energy Corp.                                          4,050        83,066
                                                                      -----------
                                                                        2,094,495
                                                                      -----------
      TOTAL ENERGY--13.99%                                              2,403,482
                                                                      -----------
FINANCIALS--
CAPITAL MARKETS--1.65%
Charles Schwab Corp. (The)                                    6,425       120,918
Morgan Stanley                                                3,300        97,680
State Street Corp.                                            1,500        65,310
                                                                      -----------
                                                                          283,908
COMMERCIAL BANKS--4.18%
Comerica Inc.                                                 4,000       118,280
PNC Financial Services Group, Inc.                            3,254       171,779
Regions Financial Corp.                                       3,433        18,161
U.S. Bancorp                                                  9,800       220,598
Wells Fargo & Co.                                             7,000       188,930
                                                                      -----------
                                                                          717,748
CONSUMER FINANCE--0.46%
NYSE Euronext                                                 3,125        79,062

                                                             SHARES      VALUE
DIVERSIFIED FINANCIAL SERVICES--2.68%
Bank of America Corp.                                         9,928   $   149,516
Citigroup Inc.                                               12,000        39,720
JPMorgan Chase & Co.                                          6,500       270,855
                                                                      -----------
                                                                          460,091
INSURANCE--5.28%
Allstate Corp. (The)                                          2,427        72,907
Aspen Insurance Holdings Ltd.                                 4,500       114,525
Arthur J. Gallagher & Co.                                     3,650        82,161
Hartford Financial Services Group, Inc. (The)                 1,475        34,308
Marsh & McLennan Companies, Inc.                              3,550        78,384
Principal Financial Group, Inc.                               4,154        99,862
Prudential Financial, Inc.                                    2,950       146,792
RenaissanceRe Holdings Ltd.                                   2,275       120,916
Travelers Companies, Inc. (The)                               3,150       157,059
                                                                      -----------
                                                                          906,914
REAL ESTATE INVESTMENT TRUSTS--4.47%
AvalonBay Communities, Inc.                                     825        67,741
Boston Properties, Inc.                                         900        60,363
BRE Properties, Inc.                                          1,750        57,890
Duke Realty Corp.                                             2,650        32,250
HCP, Inc.                                                     2,000        61,080
Health Care REIT, Inc.                                        1,200        53,184
Liberty Property Trust                                        2,400        76,824
Mack-Cali Realty Corp.                                        2,000        69,140
National Retail Properties Inc.                               2,200        46,684
ProLogis                                                      1,500        20,535
Simon Property Group, Inc.                                    1,045        83,425
Weingarten Realty Investors                                   7,000       138,530
                                                                      -----------
                                                                          767,646
THRIFTS & MORTGAGE FINANCE--0.46%
New York Community Bancorp, Inc.                              5,000        72,550
TrustCo Bank Corp. NY                                         1,200         7,560
                                                                      -----------
                                                                           80,110
                                                                      -----------
      TOTAL FINANCIALS--19.18%                                          3,295,479
                                                                      -----------
HEALTH CARE--
BIOTECHNOLOGY--0.62%
Genzyme Corp. *                                                 950        46,560
Gilead Sciences, Inc. *                                       1,400        60,592
                                                                      -----------
                                                                          107,152
HEALTH EQUIPMENT & SUPPLIES--0.27%
Covidien PLC                                                    975        46,693
PHARMACEUTICALS--8.22%
Abbott Laboratories                                           4,000       215,960
Eli Lilly & Co.                                               5,800       207,118
Johnson & Johnson                                             5,000       322,050
Merck & Co. Inc.                                              6,300       230,202
Pfizer Inc.                                                  24,006       436,669
                                                                      -----------
                                                                        1,411,999
                                                                      -----------
      TOTAL HEALTH CARE--9.11%                                          1,565,844
                                                                      -----------
INDUSTRIALS--
AEROSPACE & DEFENSE--2.07%
Boeing Co. (The)                                              1,600        86,608
Northrop Grumman Corp.                                          975        54,454
United Technologies Corp.                                     3,100       215,171
                                                                      -----------
                                                                          356,233
AIR FREIGHT & LOGISTICS--0.69%
United Parcel Service, Inc. (Class B)                         2,075       119,043
COMMERCIAL SERVICES & SUPPLIES--0.87%
Pitney Bowes Inc.                                             3,400        77,384
Sovran Self Storage, Inc.                                     2,000        71,460
                                                                      -----------
                                                                          148,844
INDUSTRIAL CONGLOMERATES--2.86%
3M Co.                                                        1,986       164,183
General Electric Co.                                         19,300       292,009
Tyco International Ltd.                                         975        34,788
                                                                      -----------
                                                                          490,980
MACHINERY--0.26%
Barnes Group Inc.                                             2,600        43,940
MARINE--0.34%
Seaspan Corp.                                                 6,300        58,086
ROAD & RAIL--0.46%
Union Pacific Corp.                                           1,250        79,875
                                                                      -----------
      TOTAL INDUSTRIALS--7.55%                                          1,297,001
                                                                      -----------
INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--1.20%
Harris Corp.                                                  2,700       128,385
Nokia Oyj ADR                                                 1,700        21,845
QUALCOMM Inc.                                                 1,225        56,668
                                                                      -----------
                                                                          206,898
COMPUTERS & PERIPHERALS--2.08%
Diebold, Inc.                                                 3,100        88,195
International Business Machines Corp.                         2,050       268,345
                                                                      -----------
                                                                          356,540
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.35%
Tyco Electronics Ltd.                                         2,475        60,761

                                                             SHARES      VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.40%
Intel Corp.                                                  11,700   $   238,680
Linear Technology Corp.                                       2,900        88,566
Taiwan Semiconductor Manufacturing Company Ltd.               7,425        84,942
                                                                      -----------
                                                                          412,188
SOFTWARE--2.08%
Microsoft Corp.                                              11,700       356,733
                                                                      -----------
      TOTAL INFORMATION TECHNOLOGY--8.11%                               1,393,120
                                                                      -----------
MATERIALS--
CHEMICALS--1.59%
E. I. du Pont de Nemours and Co.                              1,600        53,872
PPG Industries, Inc.                                          1,215        71,126
Praxair, Inc.                                                   700        56,217
Sensient Technologies Corp.                                   3,533        92,918
                                                                      -----------
                                                                          274,133
METALS & MINING--0.32%
Alcoa Inc.                                                    3,420        55,130
PAPER & FOREST PRODUCTS--0.56%
Potlatch Corp.                                                3,000        95,640
                                                                      -----------
      TOTAL MATERIALS--2.47%                                              424,903
                                                                      -----------
TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--5.15%
AT&T Inc.                                                    12,093       338,967
Frontier Communications Corp.                                16,000       124,960
Verizon Communications Inc.                                   9,969       330,273
Windstream Corp.                                              8,225        90,393
                                                                      -----------
                                                                          884,593
WIRELESS TELECOMMUNICATION SERVICES--0.43%
Rogers Communications, Inc. (Class B)                         2,400        74,400
                                                                      -----------
      TOTAL TELECOMMUNICATION SERVICES--5.58%                             958,993
                                                                      -----------
UTILITIES--
ELECTRIC UTILITIES--5.10%
Allegheny Energy, Inc.                                        1,715        40,268
Ameren Corp.                                                  3,088        86,310
Consolidated Edison, Inc.                                     3,300       149,919
Duke Energy Corp.                                             7,500       129,075
FPL Group, Inc.                                               1,700        89,794
PPL Corp.                                                     1,000        32,310
Pinnacle West Capital Corp.                                   4,000       146,320
Progress Energy, Inc.                                         3,000       123,030
Southern Co.                                                  2,400        79,968
                                                                      -----------
                                                                          876,994
GAS UTILITIES--1.30%
Nicor Inc.                                                    2,000        84,200
NiSource Inc.                                                 9,000       138,420
                                                                      -----------
                                                                          222,620
MULTI-UTILITIES--1.56%
DTE Energy Co.                                                5,200       226,668
Sempra Energy                                                   725        40,586
                                                                      -----------
                                                                          267,254
                                                                      -----------
      TOTAL UTILITIES--7.96%                                            1,366,868
                                                                      -----------
      TOTAL COMMON STOCK--93.97%
         (Cost $17,719,720)                                            16,146,026
                                                                      -----------
      TOTAL INVESTMENTS--93.97%
         (Cost $17,719,720)                                            16,146,026
      CASH AND OTHER ASSETS, LESS LIABILITIES--6.03%                    1,035,350
                                                                      -----------
      NET ASSETS--100.00%                                             $17,181,376
                                                                      ===========

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS

(a)  Non-voting shares

See notes to financial statements.

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

                                     [CHART]

 7.37%   Consumer Discretionary
13.94%   Consumer Staples
14.89%   Energy
20.40%   Financials
 9.70%   Health Care
 8.03%   Industrials
 8.63%   Information Technology
 2.63%   Materials
 5.94%   Telecommunication Services
 8.47%   Utilities

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

EQUITY INCOME PORTFOLIO

ASSETS
Investments in securities, at value (Cost $17,719,720)   $ 16,146,026
Cash and cash equivalents                                   1,013,369
Prepaid expenses                                                4,782
Receivable for:
   Dividends                                                   29,219
   Capital stock sold                                          11,076
   Expense reimbursement                                        2,910
                                                         ------------
      TOTAL ASSETS                                         17,207,382
                                                         ------------
LIABILITIES
Capital stock reacquired                                        3,078
Payable to investment adviser for fund expenses                 7,160
Accrued:
   Investment advisory fees                                     7,288
   Administrative service fees                                  3,644
Other liabilities                                               4,836
                                                         ------------
      TOTAL LIABILITIES                                        26,006
                                                         ------------
      NET ASSETS                                         $ 17,181,376
                                                         ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
   Capital (par value and additional paid-in)            $ 19,906,254
   Undistributed net investment income                             18
   Accumulated net realized loss on investments            (1,151,202)
   Net unrealized depreciation of investments              (1,573,694)
                                                         ------------
      NET ASSETS                                         $ 17,181,376
                                                         ============
SHARES OUTSTANDING ($.01 par value per share)              13,425,476
                                                         ============
NET ASSET VALUE                                          $       1.28
                                                         ============
Shares authorized                                         120,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2009

EQUITY INCOME PORTFOLIO

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $2,152)        $   558,827
Interest                                                       5,616
                                                         -----------
      TOTAL INVESTMENT INCOME                                564,443
                                                         -----------
EXPENSES
Investment advisory fees                                      75,334
Administrative service fees                                   37,667
Professional fees                                             23,269
Custody and transaction fees                                   8,459
Directors' fees and expenses                                   7,570
Compliance expenses                                            2,172
Qualification fees                                               782
Insurance expenses                                             7,819
                                                         -----------
      TOTAL EXPENSES                                         163,072
      LESS EXPENSES REIMBURSED                               (44,097)
                                                         -----------
      NET EXPENSES                                           118,975
                                                         -----------
INVESTMENT INCOME--NET                                       445,468
                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                       (1,071,426)
   Change in unrealized appreciation of investments        3,124,815
                                                         -----------
NET GAIN ON INVESTMENTS                                    2,053,389
                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $ 2,498,857
                                                         ===========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

EQUITY INCOME PORTFOLIO

                                                                            YEAR ENDED
                                                                           DECEMBER 31,
                                                                     -------------------------
                                                                         2009          2008
                                                                     -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income--net                                            $   445,468   $   640,444
   Net realized gain (loss) on investments                            (1,071,426)      446,995
   Change in unrealized appreciation (depreciation) of investments     3,124,815    (7,918,223)
                                                                     -----------   -----------
   Net increase (decrease) in net assets resulting from operations     2,498,857    (6,830,784)
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                               (445,470)     (645,538)
   Capital gains                                                              --      (221,937)
                                                                     -----------   -----------
   Total distributions to shareholders                                  (445,470)     (867,475)
CAPITAL SHARE TRANSACTIONS--Net                                           42,114      (800,627)
                                                                     -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                2,095,501    (8,498,886)
NET ASSETS
   Beginning of year                                                  15,085,875    23,584,761
                                                                     -----------   -----------
   End of year                                                       $17,181,376   $15,085,875
                                                                     ===========   ===========
Undistributed net investment income                                  $        18   $        20
                                                                     ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

EQUITY INCOME PORTFOLIO

                                                                                YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------
                                                                   2009      2008       2007      2006      2005
                                                                 -------   -------    -------   -------   -------
Net asset value, beginning of year                               $  1.13   $  1.71    $  1.80   $  1.69   $  1.72
Income (loss) from investment operations
   Investment income--net                                           0.03      0.05       0.05      0.06      0.03
   Net realized and unrealized gain (loss) on investments           0.15     (0.56)     (0.04)     0.25      0.01
                                                                 -------   -------    -------   -------   -------
      Total from investment operations                              0.18     (0.51)      0.01      0.31      0.04
Less distributions
   Investment income--net                                          (0.03)    (0.05)     (0.05)    (0.06)    (0.03)
   Capital gains                                                    0.00     (0.02)     (0.05)    (0.14)    (0.04)
                                                                 -------   -------    -------   -------   -------
      Total distributions                                          (0.03)    (0.07)     (0.10)    (0.20)    (0.07)
                                                                 -------   -------    -------   -------   -------
Net asset value, end of year                                     $  1.28   $  1.13    $  1.71   $  1.80   $  1.69
                                                                 =======   =======    =======   =======   =======
Total return                                                       16.27%   (29.83)%     0.64%    18.30%     2.28%
                                                                 =======   =======    =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $17,181   $15,086    $23,585   $24,433   $22,686
Ratio of expenses with reimbursement to average net assets (1)      0.79%     0.79%      0.79%     0.79%     0.79%
Ratio of expenses without reimbursement to average net assets       1.08%     0.99%      0.92%     0.93%     0.93%
Ratio of net investment income (loss) to average net assets         2.96%     3.28%      2.92%     3.23%     1.64%
Portfolio turnover rate                                             9.67%    14.44%      5.98%    54.68%    25.57%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.79% on the Equity Income Portfolio until April 30, 2011.

See notes to financial statements.

AMERICAN NATIONAL BALANCED PORTFOLIO

MANAGER DISCUSSION

The Portfolio's investment objectives are to conserve principal, produce current income and achieve long-term capital appreciation. The Portfolio seeks to accomplish these objectives with a balance of both growth and income through its well-diversified portfolio of stocks of primarily large-cap companies, U.S. Government agency and corporate fixed income securities, and money market instruments.

The Portfolio significantly improved its performance for 2009 from 2008, posting a high-teens return. The Portfolio had a total return for the year of 18.28%, after portfolio expenses, but before product specific charges. For comparison, the Portfolio's benchmark, the Lipper Balanced Fund Index, had a total return of 23.35% over the same time period. As of December 31, the Portfolio's asset allocation was approximately 64% equities, 21% bonds and 15% cash equivalents. The equity portion of the Portfolio produced a total return (capital appreciation plus dividend income) of 24.81%, while the broad equity market, as measured by the S&P 500 Index, rose 26.46% for the twelve months.

The U.S. equity markets in 2009 were, to paraphrase Charles Dickens, a tale of two markets. For the first three months of the year, it was the worst of times, as investors shunned risk and drove the S&P 500 Index to levels not seen in twelve years. The second, third and fourth quarters became the best of times as investors began to purchase risky assets again thanks to growing confidence in improving economic conditions and the prospects for corporate earnings to turn the corner and begin rising again. The S&P 500 Index had its best annual performance in six years, returning 26.46% including reinvested dividends. The rally of almost 68% from March lows was the largest rebound in the post WW II era. For the fourth quarter, the Index returned 6.04%.

All ten sectors in the S&P 500 finished in positive territory for the year for the first time since 2006. For the fourth quarter, nine of the ten sectors had positive returns, with the lone negative return coming from Financials (-3.3%) as investors remained concerned about earnings, especially at banks. Information Technology was the strongest performing sector, rising 10.7% as investors anticipated a significant increase in corporate IT spending. Consumer Discretionary and Healthcare were the second-best performing sectors, each gaining 9.1%.

The performance of the Portfolio was enhanced by security selection in the Industrials and Consumer Discretionary sectors, while security selection in the Utilities and Information Technology sectors hampered performance. The Portfolio's best performing individual holdings for the year were Louisiana-Pacific (+347.4%), Wyndham Worldwide (+207.9%), MeadWestvaco (+155.9%) and Apple (+146.9%). Stocks suffering the largest declines for the year were Citigroup (-50.7%), Allegheny Energy (-30.7%) Genzyme (-26.2%), and Endo Pharmaceuticals (-20.7%).

The current significant economic downturn appears to almost certainly have ended. The economy now seems to be entering a recovery phase that will probably be slow and below par for a protracted period of time. Although the worst of the recession seems to have passed, unemployment remains high at 10% and consumer spending, which is almost two-thirds of the economy, is still restrained as consumers continue to worry about additional job losses.

Current barometers of economic activity are mixed. On the positive side, inflation remains tame. The Producer Price Index, a barometer of wholesale prices, rose 0.2% in December, the slowest month-over-month rate since May of last year. The core PPI (excluding food and energy costs) was flat for the month, lower than expected. The Index of Leading Economic Indicators rose to the highest level on record in December, the ninth consecutive increase. On the negative side, housing starts ended 2009 on a weak note, down 4% from November. Builders began construction on just 557,000 new units in December. The decline was entirely due to a 6.9% decline in single-family starts. The NAHB Housing Market Index fell in January to the lowest level in seven months. The economy lost another 85,000 jobs in December, after an upwardly-revised 4,000 job gain in November, which was the first gain in 2 years. Even though unemployment appears to have peaked in October at 10.2%, the highest rate in 26 years, unemployment will probably remain elevated for an extended period as employers are slow to hire new workers.

Corporate earnings reports for the fourth quarter have mostly met or exceeded expectations thus far. Third quarter 2009 operating earnings per share for companies in the S&P 500 Index was $17.50, the eighth consecutive quarter of year-over-year earnings declines. Based on analysts' consensus estimates, fourth quarter earnings are now expected to be 41% higher than the fourth quarter of last year and up 2.5% from the third quarter. For 2010, corporate earnings are forecast to rise 26% over 2009.

The trailing twelve-month P/E ratio for the S&P 500 is currently 18.4x, and the forward twelve-month P/E is 14.4x. Using current earnings forecasts, the year-end 2010 P/E is 14x, and the 2011 year-end P/E is 12x. Under the current highly uncertain outlook for economic activity and corporate profitability, many equities appear to be fairly priced at this time.

During 2009, interest rates rose on almost all points on the yield curve, with the largest increases at the long end, steepening the curve even further. The Federal Reserve's Fed Fund target rate has been between 0-0.25% for all of 2009. This low target kept rates low at the short end of the curve, with inflation expectations helping to raise rates at the middle and long end. There is less concern that the Fed will raise interest rates soon, and it is suggested that rate changes are unlikely through most of 2010, with the possibility for rate increases in the fourth quarter. The ten-year Treasury rate is currently about 3.70%, up from 3.20% on November 30, 2009.

Under current economic and financial market conditions, we believe it is critically important to adhere to our conservative stock selection discipline that strives to purchase attractively valued equities for long-term appreciation potential while maintaining a high-quality, well-diversified fixed income allocation. These characteristics should make this well-diversified Portfolio a core long-term holding for conservative, income-oriented investors.

Sincerely


John S. Maidlow, CFA                       Anne M. LeMire, CPA CFA
Portfolio Manager, Balanced Portfolio      Portfolio Manager, Balanced Portfolio

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BALANCED PORTFOLIO,
                   LIPPER BALANCED FUND INDEX AND THE S&P 500

                                     [CHART]

                                      LIPPER
              BALANCED             BALANCED FUND
             PORTFOLIO   S&P 500       INDEX
12/31/1999     10000      10000        10000
12/31/2000     10341       9089        10239
12/31/2001      9865       7892         9907
12/31/2002      9356       6076         8849
12/31/2003     11139       8029        10613
12/31/2004     11811       8685        11566
12/31/2005     11866       9587        12167
12/31/2006     13215      10815        13579
12/31/2007     13852      10725        14465
12/31/2008     10571       6582        10679
12/31/2009     12710       9089        13173

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Balanced Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2009

BALANCED PORTFOLIO

COMMON STOCK

                                                             SHARES      VALUE
CONSUMER DISCRETIONARY--
HOTELS, RESTAURANTS & LEISURE--1.15%
McDonald's Corp.                                              1,800   $   112,392
Starwood Hotels & Resorts Worldwide, Inc.                     1,902        69,556
Wyndham Worldwide Corp.                                         645        13,010
                                                                      -----------
                                                                          194,958
HOUSEHOLD DURABLES--0.24%
Newell Rubbermaid Inc.                                        2,700        40,527
MEDIA--1.02%
CBS Corp. (Class B)                                           1,266        17,787
Viacom Inc. (Class B) *                                       1,250        37,162
Walt Disney Co. (The)                                         3,650       117,712
                                                                      -----------
                                                                          172,661
MULTILINE RETAIL--1.12%
J.C. Penney Co., Inc.                                         2,675        71,182
Target Corp.                                                  2,450       118,506
                                                                      -----------
                                                                          189,688
SPECIALTY RETAIL--2.13%
Best Buy Co., Inc.                                            1,925        75,960
Foot Locker, Inc.                                             3,200        35,648
Limited Brands, Inc.                                          4,900        94,276
Lowe's Companies, Inc.                                        3,750        87,713
TJX Companies, Inc. (The)                                     1,875        68,531
                                                                      -----------
                                                                          362,128
                                                                      -----------
      TOTAL CONSUMER DISCRETIONARY--5.66%                                 959,962
                                                                      -----------
CONSUMER STAPLES--
BEVERAGES--1.52%
Coca-Cola Co. (The)                                           2,732       155,724
PepsiCo, Inc.                                                 1,675       101,840
                                                                      -----------
                                                                          257,564
FOOD PRODUCTS--1.52%
ConAgra Foods, Inc.                                           1,350        31,118
H.J. Heinz Co.                                                1,857        79,405
Kraft Foods, Inc. (Class A)                                   1,925        52,321
McCormick & Co., Inc. (b)                                     2,615        94,480
                                                                      -----------
                                                                          257,324
FOOD & STAPLES RETAILING--1.52%
CVS Caremark Corp.                                            2,750        88,577
Wal-Mart Stores, Inc.                                         3,175       169,704
                                                                      -----------
                                                                          258,281
HOUSEHOLD PRODUCTS--2.12%
Colgate-Palmolive Co.                                           925        75,989
Kimberly-Clark Corp.                                          1,300        82,823
Procter & Gamble Co. (The)                                    3,325       201,595
                                                                      -----------
                                                                          360,407
PERSONAL PRODUCTS--0.55%
Alberto-Culver Co.                                            1,125        32,951
Avon Products, Inc.                                           1,900        59,850
                                                                      -----------
                                                                           92,801
TOBACCO--0.55%
Lorillard, Inc.                                                 425        34,098
Philip Morris International Inc.                              1,225        59,033
                                                                      -----------
                                                                           93,131
                                                                      -----------
      TOTAL CONSUMER STAPLES--7.78%                                     1,319,508
                                                                      -----------
ENERGY--
ENERGY EQUIPMENT & SERVICES--1.45%
Baker Hughes Inc.                                             1,225        49,588
Schlumberger Ltd.                                             1,463        95,227
Transocean Ltd. *                                               575        47,610
Weatherford International Ltd. *                              2,974        53,264
                                                                      -----------
                                                                          245,689
OIL, GAS & CONSUMABLE FUELS--5.48%
Anadarko Petroleum Corp.                                      1,975       123,280
BP PLC ADR                                                    2,410       139,708
Chevron Corp.                                                 2,957       227,659
Exxon Mobil Corp.                                             5,938       404,912
Spectra Energy Corp.                                          1,675        34,354
                                                                      -----------
                                                                          929,913
                                                                      -----------
      TOTAL ENERGY--6.93%                                               1,175,602
                                                                      -----------
FINANCIALS--
CAPITAL MARKETS--2.41%
Bank of New York Mellon Corp.                                 2,875        80,414
Charles Schwab Corp. (The)                                    3,575        67,282
Goldman Sachs Group, Inc. (The)                                 775       130,851
Morgan Stanley                                                2,732        80,867
State Street Corp.                                            1,125        48,983
                                                                      -----------
                                                                          408,397
COMMERCIAL BANKS--2.02%
PNC Financial Services Group, Inc.                            2,850       150,452
U.S. Bancorp                                                  3,800        85,538
Wells Fargo & Co.                                             3,916       105,693
                                                                      -----------
                                                                          341,683

                                                             SHARES      VALUE
CONSUMER FINANCE--0.60%
Discover Financial Services                                   3,600   $    52,956
NYSE Euronext                                                 1,950        49,335
                                                                      -----------
                                                                          102,291
DIVERSIFIED FINANCIAL SERVICES--1.69%
Bank of America Corp.                                         5,900        88,854
Citigroup Inc.                                                6,533        21,624
JPMorgan Chase & Co.                                          4,201       175,056
                                                                      -----------
                                                                          285,534
INSURANCE--2.51%
Allstate Corp. (The)                                            951        28,568
Aspen Insurance Holdings Ltd.                                 2,425        61,716
Hartford Financial Services Group, Inc. (The)                   900        20,934
Principal Financial Group, Inc.                               2,250        54,090
Prudential Financial, Inc.                                    2,137       106,337
RenaissanceRe Holdings Ltd.                                   1,050        55,808
Travelers Companies, Inc. (The)                               1,976        98,523
                                                                      -----------
                                                                          425,976
REAL ESTATE INVESTMENT TRUSTS--0.08%
Host Hotels & Resorts Inc.                                    1,188        13,864
                                                                      -----------
      TOTAL FINANCIALS--9.31%                                           1,577,745
                                                                      -----------
HEALTH CARE--
BIOTECHNOLOGY--1.22%
Amgen Inc. *                                                    600        33,942
Celgene Corp. *                                               1,700        94,656
Genzyme Corp. *                                                 875        42,884
Gilead Sciences, Inc. *                                         800        34,624
                                                                      -----------
                                                                          206,106
HEALTH CARE PROVIDERS & SERVICES--0.96%
DaVita, Inc. *                                                  575        33,775
Patterson Companies Inc. *                                    1,400        39,172
UnitedHealth Group Inc.                                       1,200        36,576
WellPoint Inc.*                                                 900        52,461
                                                                      -----------
                                                                          161,984
HEALTH EQUIPMENT & SUPPLIES--0.50%
Covidien PLC                                                    575        27,537
Hologic, Inc. *                                               1,050        15,225
Varian Medical Systems, Inc. *                                  900        42,165
                                                                      -----------
                                                                           84,927
LIFE SCIENCES TOOLS & SERVICES--0.28%
Thermo Fisher Scientific, Inc. *                              1,000        47,690
PHARMACEUTICALS--5.42%
Abbott Laboratories                                           2,500       134,975
Cephalon, Inc. *                                              1,100        68,651
Endo Pharmaceuticals Holdings Inc. *                            900        18,459
Eli Lilly & Co.                                               2,425        86,597
Johnson & Johnson                                             4,000       257,640
Merck & Co. Inc.                                              3,150       115,101
Pfizer Inc.                                                  13,069       237,725
                                                                      -----------
                                                                          919,148
                                                                      -----------
      TOTAL HEALTH CARE--8.38%                                          1,419,855
                                                                      -----------
INDUSTRIALS--
AEROSPACE & DEFENSE--2.10%
Boeing Co. (The)                                              1,350        73,075
General Dynamics Corp.                                          825        56,240
Goodrich Corp.                                                  945        60,716
L-3 Communications Holdings, Inc.                               400        34,780
Northrop Grumman Corp.                                          600        33,510
Rockwell Collins, Inc.                                          725        40,136
United Technologies Corp.                                       825        57,263
                                                                      -----------
                                                                          355,720
AIR FREIGHT & LOGISTICS--0.66%
FedEx Corp.                                                     550        45,897
United Parcel Service, Inc. (Class B)                         1,150        65,976
                                                                      -----------
                                                                          111,873
COMMERCIAL SERVICES & SUPPLIES--0.16%
Avis Budget Group, Inc. *                                       230         3,018
Pitney Bowes Inc.                                             1,025        23,329
                                                                      -----------
                                                                           26,347
INDUSTRIAL CONGLOMERATES--1.70%
3M Co.                                                        1,100        90,937
General Electric Co.                                         11,650       176,264
Tyco International Ltd.                                         575        20,516
                                                                      -----------
                                                                          287,717
MACHINERY--2.11%
Barnes Group Inc.                                             1,200        20,280
Caterpillar Inc.                                                500        28,495
Danaher Corp.                                                   875        65,800
Dover Corp.                                                     800        33,288
Eaton Corp.                                                     500        31,810
Illinois Tool Works Inc.                                      1,125        53,989
Ingersoll-Rand Co. Ltd. (Class A)                             1,200        42,888
PACCAR Inc.                                                   1,125        40,804
Parker Hannifin Corp.                                           750        40,410
                                                                      -----------
                                                                          357,764
MARINE--0.07%
Seaspan Corp.                                                 1,325        12,217

                                                             SHARES      VALUE
ROAD & RAIL--0.44%
Ryder System, Inc.                                              500   $    20,585
Union Pacific Corp.                                             850        54,315
                                                                      -----------
                                                                           74,900
                                                                      -----------
      TOTAL INDUSTRIALS--7.24%                                          1,226,538
                                                                      -----------
INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--2.72%
Arris Group Inc. *                                            3,900        44,577
Cisco Systems, Inc. *                                         6,700       160,398
Harris Corp.                                                  1,450        68,947
Nokia Oyj ADR                                                 3,087        39,668
QUALCOMM Inc.                                                 2,200       101,772
Research In Motion Ltd. *                                       675        45,590
                                                                      -----------
                                                                          460,952
COMPUTERS & PERIPHERALS--3.94%
Apple Inc. *                                                    975       205,589
EMC Corp. *                                                   5,000        87,350
Hewlett-Packard Co.                                           3,210       165,347
International Business Machines Corp.                         1,600       209,440
                                                                      -----------
                                                                          667,726
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.45%
Agilent Technologies, Inc. *                                  1,200        37,284
Tyco Electronics Ltd.                                         1,575        38,666
                                                                      -----------
                                                                           75,950
INFORMATION TECHNOLOGY SERVICES--0.34%
Amdocs Ltd. *                                                 1,000        28,530
Global Payments Inc.                                            550        29,623
                                                                      -----------
                                                                           58,153
INTERNET SOFTWARE & SERVICES--0.16%
Akamai Technologies, Inc. *                                   1,075        27,230
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.57%
Intel Corp.                                                   6,057       123,563
Linear Technology Corp.                                       1,100        33,594
Taiwan Semiconductor Manufacturing Company Ltd.               4,975        56,914
Texas Instruments Inc.                                        2,000        52,120
                                                                      -----------
                                                                          266,191
SOFTWARE--2.83%
Electronic Arts Inc. *                                          714        12,673
Microsoft Corp.                                              11,282       343,988
Oracle Corp.                                                  4,988       122,406
                                                                      -----------
                                                                          479,067
                                                                      -----------
      TOTAL INFORMATION TECHNOLOGY--12.01%                              2,035,269
                                                                      -----------
MATERIALS--
CHEMICALS--1.37%
E. I. du Pont de Nemours and Co.                              1,000        33,670
International Flavors & Fragrances Inc.                         570        23,450
Monsanto Co.                                                    575        47,006
PPG Industries, Inc.                                            413        24,177
Praxair, Inc.                                                   450        36,140
Sensient Technologies Corp.                                   2,600        68,380
                                                                      -----------
                                                                          232,823
CONTAINERS & PACKAGING--0.09%
Ball Corp.                                                      300        15,510
METALS & MINING--0.23%
Nucor Corp.                                                     600        27,990
United States Steel Corp.                                       200        11,024
                                                                      -----------
                                                                           39,014
PAPER & FOREST PRODUCTS--0.11%
Louisiana-Pacific Corp. *                                       650         4,537
MeadWestvaco Corp.                                              500        14,315
                                                                      -----------
                                                                           18,852
                                                                      -----------
      TOTAL MATERIALS--1.80%                                              306,199
                                                                      -----------
TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--2.02%
AT&T Inc.                                                     6,675       187,100
Verizon Communications Inc.                                   3,200       106,016
Windstream Corp.                                              4,500        49,455
                                                                      -----------
                                                                          342,571
WIRELESS TELECOMMUNICATION SERVICES--0.65%
American Tower Corporation (Class A) *                          725        31,327
Rogers Communications, Inc. (Class B)                           750        23,250
Vodafone Group PLC ADR                                        2,392        55,231
                                                                      -----------
                                                                          109,808
                                                                      -----------
      TOTAL TELECOMMUNICATION SERVICES--2.67%                             452,379
                                                                      -----------
UTILITIES--
ELECTRIC UTILITIES--1.82%
Allegheny Energy, Inc.                                        1,050        24,654
Ameren Corp.                                                  1,900        53,105
CenterPoint Energy, Inc.                                      2,000        29,020
Duke Energy Corp.                                             1,325        22,803
Exelon Corp.                                                    900        43,983
FPL Group, Inc.                                                 650        34,333
NRG Energy, Inc. *                                              750        17,708
PPL Corp.                                                       625        20,194
Southern Co.                                                  1,900        63,308
                                                                      -----------
                                                                          309,108

                                                             SHARES      VALUE

MULTI-UTILITIES--0.15%
Sempra Energy                                                   450   $    25,191
                                                                      -----------
      TOTAL UTILITIES--1.97%                                              334,299
                                                                      -----------
      TOTAL COMMON STOCK--63.75%
         (Cost $11,007,758)                                            10,807,356
                                                                      -----------

                                                             FACE
                                                            AMOUNT

U S GOVERNMENT AGENCY SECURITIES
U S GOVERNMENT AGENCY SECURITIES--0.01%
Federal Home Loan Mortgage Corp.,
   Pool # 360100, 9.00%, 04/01/20                          $  1,064         1,213
                                                                      -----------
      TOTAL U S GOVERNMENT AGENCY SECURITIES--0.01%
         (Cost $1,059)                                                      1,213
                                                                      -----------
CORPORATE BONDS
CONSUMER DISCRETIONARY--
DIVERSIFIED CONSUMER SERVICES--1.20%
Hertz Corp., 7.40%, 03/01/11                                200,000       202,500
MULTILINE RETAIL--1.60%
Target Corp., 5.125%, 01/15/13                              250,000       271,451
                                                                      -----------
      TOTAL CONSUMER DISCRETIONARY--2.80%                                 473,951
                                                                      -----------
ENERGY--
OIL, GAS & CONSUMABLE FUELS--1.56%
ConocoPhillips, 4.40%, 05/15/13                             250,000       263,773
                                                                      -----------
      TOTAL ENERGY--1.56%                                                 263,773
                                                                      -----------
FINANCIALS--
CAPITAL MARKETS--3.12%
Ameriprise Financial, Inc., 5.65%, 11/15/15                 250,000       263,603
Goldman Sachs Group, Inc. (The), 5.30%, 02/14/12            250,000       265,251
                                                                      -----------
                                                                          528,854
DIVERSIFIED FINANCIAL SERVICES--3.17%
Bank of America, 5.375%, 09/11/12                           250,000       265,227
JPMorgan Chase & Co., 6.625%, 03/15/12                      250,000       272,916
                                                                      -----------
                                                                          538,143
INSURANCE--1.42%
Prudential Financial, Inc., 5.10%, 12/14/11                 231,000       241,106
THRIFTS & MORTGAGE FINANCE--1.42%
Washington Mutual Inc., 4.20%, 01/15/10 (a)                 250,000       240,000
                                                                      -----------
      TOTAL FINANCIALS--9.13%                                           1,548,103
                                                                      -----------

CORPORATE BONDS

                                                             FACE
                                                            AMOUNT       VALUE
INDUSTRIALS--
ELECTRICAL EQUIPMENT--3.10%
Emerson Electric Company, 5.25%, 10/15/18                  $500,000   $   525,423
MACHINERY--4.54%
Eaton Corp., 5.60%, 05/15/18                                500,000       524,085
Harsco Corp., 5.75%, 05/15/18                               250,000       246,078
                                                                      -----------
                                                                          770,163
                                                                      -----------
      TOTAL INDUSTRIALS--7.64%                                          1,295,586
                                                                      -----------
      TOTAL CORPORATE BONDS--21.13%
         (Cost $3,361,522)                                              3,581,413
                                                                      -----------
      TOTAL BONDS AND NOTES--21.14%
         (Cost $3,362,581)                                              3,582,626
                                                                      -----------
COMMERCIAL PAPER
FINANCIALS--
CAPITAL MARKETS--5.01%
ING America Insurance Holdings, 1.00%, 01/11/10             850,000       849,764
                                                                      -----------
      TOTAL FINANCIALS--5.01%                                             849,764
                                                                      -----------
      TOTAL COMMERCIAL PAPER--5.01%
         (Cost $849,764)                                                  849,764
                                                                      -----------
      TOTAL INVESTMENTS--89.90%
         (Cost $15,220,103)                                            15,239,746
      CASH AND OTHER ASSETS, LESS LIABILITIES--10.10%                   1,712,242
                                                                      -----------
      NET ASSETS--100.00%                                             $16,951,988
                                                                      ===========

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS

(a)  Long term obligations that will mature in less than one year.

(b)  Non-voting shares

See notes to financial statements.

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

                                     [CHART]

 9.41%   Consumer Discretionary
 8.66%   Consumer Staples
 9.44%   Energy
26.08%   Financials
 9.32%   Health Care
16.55%   Industrials
13.36%   Information Technology
 2.01%   Materials
 2.97%   Telecommunication Services
 0.01%   U S Government
 2.19%   Utilities

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

BALANCED PORTFOLIO

ASSETS
Investments in securities, at value (Cost $15,220,103)     $ 15,239,746
Cash and cash equivalents                                     1,655,792
Prepaid expenses                                                  5,032
Receivable for:
   Investment securities sold                                         8
   Dividends                                                     14,979
   Capital stock sold                                            16,557
   Interest                                                      39,598
   Expense reimbursement                                          3,101
                                                           ------------
      TOTAL ASSETS                                           16,974,813
                                                           ------------
LIABILITIES

Payable to investment adviser for fund expenses                   7,124
Accrued:
   Investment advisory fees                                       7,216
   Administrative service fees                                    3,608
Other liabilities                                                 4,877
                                                           ------------
      TOTAL LIABILITIES                                          22,825
                                                           ------------
      NET ASSETS                                           $ 16,951,988
                                                           ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
   Capital (par value and additional paid-in)              $ 17,612,751
   Undistributed net investment income                               90
   Accumulated net realized loss on investments                (680,496)
   Net unrealized appreciation of investments                    19,643
                                                           ------------
      NET ASSETS                                           $ 16,951,988
                                                           ============
SHARES OUTSTANDING ($.01 par value per share)                12,842,743
                                                           ============
NET ASSET VALUE                                            $       1.32
                                                           ============
Shares authorized                                           115,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2009

BALANCED PORTFOLIO

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $579)            $  239,542
Interest                                                      246,174
                                                           ----------
      TOTAL INVESTMENT INCOME                                 485,716
                                                           ----------
EXPENSES
Investment advisory fees                                       78,268
Administrative service fees                                    39,134
Professional fees                                              23,269
Custody and transaction fees                                   11,170
Directors' fees and expenses                                    7,570
Compliance expenses                                             2,337
Qualification fees                                                783
Insurance expenses                                              7,936
                                                           ----------
      TOTAL EXPENSES                                          170,467
      LESS EXPENSES REIMBURSED                                (43,709)
                                                           ----------
      NET EXPENSES                                            126,758
                                                           ----------
INVESTMENT INCOME--NET                                        358,958
                                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                          (156,978)
   Change in unrealized appreciation of investments         2,469,583
                                                           ----------
NET GAIN ON INVESTMENTS                                     2,312,605
                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $2,671,563
                                                           ==========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

BALANCED PORTFOLIO

                                                                             YEAR ENDED
                                                                            DECEMBER 31,
                                                                     -------------------------
                                                                         2009          2008
                                                                     -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income--net                                            $   358,958   $   462,883
   Net realized loss on investments                                     (156,978)     (528,806)
   Change in unrealized appreciation (depreciation) of investments     2,469,583    (4,738,214)
                                                                     -----------   -----------
   Net increase (decrease) in net assets resulting from operations     2,671,563    (4,804,137)
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                               (359,163)     (490,141)
                                                                     -----------   -----------
   Total distributions to shareholders                                  (359,163)     (490,141)
CAPITAL SHARE TRANSACTIONS--Net                                         (659,605)     (806,309)
                                                                     -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                1,652,795    (6,100,587)
NET ASSETS
   Beginning of year                                                  15,299,193    21,399,780
                                                                     -----------   -----------
   End of year                                                       $16,951,988   $15,299,193
                                                                     ===========   ===========
Undistributed net investment income                                  $        90   $       295
                                                                     ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

BALANCED PORTFOLIO

                                                                                YEAR ENDED DECEMBER 31,
                                                                 --------------------------------------------------
                                                                   2009      2008       2007        2006     2005
                                                                 -------   -------    -------     -------   -------
Net asset value, beginning of year                               $  1.14   $  1.53    $  1.50     $  1.40   $  1.45
Income (loss) from investment operations
   Investment income--net                                           0.03      0.04       0.04        0.04      0.03
   Net realized and unrealized gain (loss) on investments           0.18     (0.39)      0.03        0.12     (0.02)
                                                                 -------   -------    -------     -------   -------
      Total from investment operations                              0.21     (0.35)      0.07        0.16      0.01
Less distributions
   Investment income--net                                          (0.03)    (0.04)     (0.04)      (0.04)    (0.03)
   Capital gains                                                    0.00      0.00       0.00***    (0.02)    (0.03)
                                                                 -------   -------    -------     -------   -------
      Total distributions                                          (0.03)    (0.04)     (0.04)      (0.06)    (0.06)
                                                                 -------   -------    -------     -------   -------
Net asset value, end of year                                     $  1.32   $  1.14    $  1.53     $  1.50   $  1.40
                                                                 =======   =======    =======     =======   =======
Total return                                                       18.28%   (23.01)%     4.82%      11.37%     0.46%
                                                                 =======   =======    =======     =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $16,952   $15,299    $21,400     $16,986   $14,414
Ratio of expenses with reimbursement to average net assets (1)      0.81%     0.81%      0.81%       0.81%     0.81%
Ratio of expenses without reimbursement to average net assets       1.09%     1.02%      0.96%       1.00%     1.01%
Ratio of net investment income (loss) to average net assets         2.29%     2.46%      2.63%       2.56%     2.09%
Portfolio turnover rate                                             7.05%    17.44%     19.04%      15.09%    25.83%

***  Amount less than $0.01

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.81% on the Balanced Portfolio until April 30, 2011.

See notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2009

MONEY MARKET PORTFOLIO

                                                                              INTEREST/
                                                                   MATURITY     STATED       FACE
                                                                     DATE      RATE(%)      AMOUNT       VALUE
U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS
U S GOVERNMENT AGENCY SECURITIES--70.49%
Federal Agricultural Mortgage Corp.                                01/05/10     0.020     $8,076,000   $ 8,075,982
Federal Agricultural Mortgage Corp.                                01/22/10     0.020      5,606,000     5,605,935
Federal Home Loan Bank                                             01/04/10     0.030      4,624,000     4,623,988
Federal Home Loan Bank                                             01/08/10     0.020      7,475,000     7,474,971
Federal Home Loan Bank                                             01/21/10     0.020      6,175,000     6,174,931
Federal Home Loan Bank                                             01/25/10     0.020      5,682,000     5,681,924
Federal Home Loan Bank                                             01/27/10     0.040      3,340,000     3,339,903
Federal Home Loan Bank                                             01/28/10     0.010      7,655,000     7,654,943
Federal Home Loan Mortgage Corp.                                   01/20/10     0.030      4,506,000     4,505,929
Federal National Mortgage Association                              02/08/10     0.030      3,818,000     3,817,879
                                                                                                       -----------
                                                                                                        56,956,385
                                                                                                       -----------
      TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--70.49%
         (Cost $56,956,385)                                                                             56,956,385
                                                                                                       -----------
COMMERCIAL PAPER
FINANCIALS--
CONSUMER FINANCE--10.01%
American Honda Finance Corp.                                       01/11/10     0.120      4,043,000     4,042,865
General Electric Capital Corp.                                     01/07/10     0.080      4,043,000     4,042,946
                                                                                                       -----------
                                                                                                         8,085,811
DIVERSIFIED FINANCIAL SERVICES--6.64%
Metlife Funding, Inc.                                               1/6/10      0.120      3,867,000     3,866,936
Nordea North America Inc.                                          1/29/10      0.120      1,500,000     1,499,860
                                                                                                       -----------
                                                                                                         5,366,796
                                                                                                       -----------
      TOTAL FINANCIALS--16.65%                                                                          13,452,607
                                                                                                       -----------
UTILITIES--
ELECTRIC UTILITIES--4.39%
Florida Power & Light Co.                                          1/12/10      0.110      3,544,000     3,543,881
                                                                                                       -----------
      TOTAL UTILITIES--4.39%                                                                             3,543,881
                                                                                                       -----------
      TOTAL COMMERCIAL PAPER--21.04%
         (Cost $16,996,488)                                                                             16,996,488
                                                                                                       -----------
      TOTAL INVESTMENTS--91.53%
         (Cost $73,952,873)                                                                             73,952,873
      CASH AND OTHER ASSETS, LESS LIABILITIES--8.47%                                                     6,844,257
                                                                                                       -----------
      NET ASSETS--100.00%                                                                              $80,797,130
                                                                                                       ===========

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

MONEY MARKET PORTFOLIO

ASSETS
Investments in securities, at value (Cost $73,952,873)   $   73,952,873
Cash and cash equivalents                                     6,902,523
Prepaid expenses                                                 27,108
Receivable for:
   Capital stock sold                                           290,652
   Interest                                                           4
   Expense reimbursement                                         54,057
                                                         --------------
      TOTAL ASSETS                                           81,227,217
                                                         --------------
LIABILITIES
Capital stock reacquired                                        364,224
Payable to investment adviser for fund expenses                   8,671
Accrued:
   Investment advisory fees                                      34,574
   Administrative service fees                                   17,287
Other liabilities                                                 5,331
                                                         --------------
      TOTAL LIABILITIES                                         430,087
                                                         --------------
      NET ASSETS                                         $   80,797,130
                                                         ==============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
   Capital (par value and additional paid-in)            $   80,797,130
                                                         --------------
      NET ASSETS                                         $   80,797,130
                                                         ==============
SHARES OUTSTANDING ($.01 par value per share)                80,797,130
                                                         ==============
NET ASSET VALUE                                          $         1.00
                                                         ==============
Shares authorized                                         1,050,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2009

MONEY MARKET PORTFOLIO

INVESTMENT INCOME
Interest                                                 $ 136,876
                                                         ---------
      TOTAL INVESTMENT INCOME                              136,876
                                                         ---------
EXPENSES
Investment advisory fees                                   434,361
Administrative service fees                                217,180
Professional fees                                           23,269
Custody and transaction fees                                16,800
Directors' fees and expenses                                 7,570
Compliance expenses                                         16,177
Qualification fees                                             783
Insurance expenses                                          43,723
                                                         ---------
      TOTAL EXPENSES                                       759,863
      LESS EXPENSES REIMBURSED                            (624,445)
                                                         ---------
      NET EXPENSES                                         135,418
                                                         ---------
INVESTMENT INCOME--NET                                       1,458
                                                         ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $   1,458
                                                         =========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

MONEY MARKET PORTFOLIO

                                                  YEAR ENDED
                                                 DECEMBER 31,
                                          -------------------------
                                              2009          2008
                                          -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
   Investment income--net                 $     1,458   $   825,260
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                      (1,458)     (825,260)
CAPITAL SHARE TRANSACTIONS--Net            (6,269,215)   36,200,340
                                          -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS    (6,269,215)   36,200,340
NET ASSETS
   Beginning of year                       87,066,345    50,866,005
                                          -----------   -----------
   End of year                            $80,797,130   $87,066,345
                                          ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

MONEY MARKET PORTFOLIO

                                                                               YEAR ENDED DECEMBER 31,
                                                                 --------------------------------------------------
                                                                   2009         2008      2007      2006      2005
                                                                 -------      -------   -------   -------   -------
Net asset value, beginning of year                               $  1.00      $  1.00   $  1.00   $  1.00   $  1.00
Income (loss) from investment operations
   Investment income--net                                           0.00***      0.01      0.04      0.04      0.03
                                                                 -------      -------   -------   -------   -------
      Total from investment operations                              0.00         0.01      0.04      0.04      0.03
Less distributions
   Investment income--net                                          (0.00)***    (0.01)    (0.04)    (0.04)    (0.03)
                                                                 -------      -------   -------   -------   -------
      Total distributions                                          (0.00)       (0.01)    (0.04)    (0.04)    (0.03)
                                                                 -------      -------   -------   -------   -------
Net asset value, end of year                                     $  1.00      $  1.00   $  1.00   $  1.00   $  1.00
                                                                 =======      =======   =======   =======   =======
Total return                                                        0.00%^       1.46%     4.54%     4.42%     2.61%
                                                                 =======      =======   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $80,797      $87,066   $50,866   $40,693   $34,341
Ratio of expenses with reimbursement to average net assets (1)      0.16%        0.55%     0.56%     0.56%     0.56%
Ratio of expenses without reimbursement to average net assets       0.87%        0.83%     0.86%     0.87%     0.88%
Ratio of net investment income to average net assets                0.00%^       1.36%     4.43%     4.37%     2.60%

***  Amount less than $0.01

^    Amount less than 0.01%

(1) SM&R has voluntarily agreed to waive or reduce expenses on the Money Market Portfolio until April 30, 2011.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS December 31, 2009

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

The American National Investment Accounts, Inc. (the "Fund") is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Fund is comprised of the Growth, Equity Income, Balanced and Money Market Portfolios.

Shares of the Fund, other than the initial capitalization, will be sold only to separate accounts of American National Insurance Company ("American National").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

SECURITY VALUATION:

Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Other securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper and short-term obligations are stated at amortized cost, which is equivalent to fair value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Premiums and discounts on securities are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

FEDERAL INCOME TAXES:

For federal income tax purposes, each portfolio is treated as a separate entity. The Fund intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intends to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

TAX YEAR ENDING                                EXPIRATION
DECEMBER 31, 2009         LOSS CARRYFORWARDS      DATES
-----------------------   ------------------   ----------
Growth Portfolio               $1,088,532         2016
                               $1,331,521         2017
Equity Income Portfolio        $1,151,194         2017
Balanced Portfolio             $  528,511         2016
                               $  645,746         2017

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value. The Fund may repurchase shares at net asset value. Dividends and other distributions are recorded by each portfolio on the ex-dividend date and may be reinvested at net asset value.

Each Portfolio may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, post-October losses and net operating losses.

EXPENSES:

Operating expenses not directly attributable to a portfolio are prorated among the portfolios of the Fund based on the relative amount of each portfolio's net assets or shareholders.

SUBSEQUENT EVENTS:

Subsequent events have been evaluated through February 19, 2010, which is the date the financial statements were issued.

NOTE 2--INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement and an administrative service agreement with Securities Management and Research, Inc. ("SM&R"). SM&R is a wholly-owned subsidiary of American National. Investment advisory and administrative service fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

                           INVESTMENT    ADMINISTRATIVE
                          ADVISORY FEE     SERVICE FEE
Growth Portfolio              0.50%           0.25%
Equity Income Portfolio       0.50%           0.25%
Balanced Portfolio            0.50%           0.25%
Money Market Portfolio        0.50%           0.25%

In addition to the investment advisory fee and the administrative service fee, the Fund is responsible for paying most other operating expenses including independent directors' fees and expenses, safekeeping fees, legal fees, auditing services, insurance, interest, the salary and other expenses of the Chief Compliance Officer, and miscellaneous expenses.

SM&R is waiving all or a portion of its fees due from the Money Market Portfolio to prevent such portfolio's net yield from decreasing below zero. This fee waiver, which is voluntary, may be discontinued by SM&R at any time.

Effective June 1, 2002, and until April 30, 2011, SM&R has voluntarily agreed to reimburse expenses (after applicable waivers) which exceed the following percentages of each portfolio's average daily net assets:

Growth Portfolio          0.87%
Equity Income Portfolio   0.79%
Balanced Portfolio        0.81%
Money Market Portfolio    0.56%

Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time after April 30, 2011 without notice to investors.

As of December 31, 2009, SM&R and American National had the following ownership in the Fund:

                                                              AMERICAN NATIONAL                AMERICAN NATIONAL
                                      SM&R                   CORPORATE ACCOUNTS                SEPARATE ACCOUNTS
                          ---------------------------   -----------------------------   ------------------------------
                                    PERCENT OF SHARES               PERCENT OF SHARES                PERCENT OF SHARES
                           SHARES      OUTSTANDING       SHARES        OUTSTANDING        SHARES        OUTSTANDING
Growth Portfolio          240,525         1.67%         3,619,704         25.14%        10,537,484        73.19%
Equity Income Portfolio   250,476         1.87%         4,805,527         35.79%         8,369,473        62.34%
Balanced Portfolio        120,725         0.94%         4,087,312         31.83%         8,634,706        67.23%
Money Market Portfolio    266,279         0.33%         3,110,031          3.85%        77,420,820        95.82%

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENTS

Aggregate purchases and sales of investments, other than commercial paper and short-term obligations, were as follows:

                           PURCHASES       SALES
Growth Portfolio          $13,413,186   $13,574,155
Equity Income Portfolio   $ 1,376,425   $ 1,353,783
Balanced Portfolio        $   942,092   $ 1,915,902

Gross unrealized appreciation and depreciation as of December 31, 2009, based on the cost for federal income tax purposes is as follows:

                                                                      NET APPRECIATION
                              COST      APPRECIATION   DEPRECIATION    (DEPRECIATION)
Growth Portfolio          $17,988,372    $2,392,667     $2,535,965      $  (143,298)
Equity Income Portfolio   $17,719,720    $1,730,479     $3,304,173      $(1,573,694)
Balanced Portfolio        $15,220,103    $1,656,216     $1,636,573      $    19,643

NOTE 4--CAPITAL STOCK

GROWTH PORTFOLIO

                                                                     YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------
                                                                 2009                      2008
                                                        ------------------------   ------------------------
                                                          SHARES        AMOUNT       SHARES        AMOUNT
                                                        ----------   -----------   ----------   -----------
Sale of capital shares                                     970,666   $ 1,073,005      654,764   $   838,281
Investment income dividends reinvested                     122,035       161,086      231,390       242,960
Distributions from net realized gains reinvested                --            --            1             1
Shares from Merger                                              --            --    2,668,253     3,782,941
                                                        ----------   -----------   ----------   -----------
Subtotals                                                1,092,701     1,234,091    3,554,408     4,864,183
Redemptions of capital shares outstanding               (1,182,411)   (1,353,832)    (997,505)   (1,449,030)
                                                        ----------   -----------   ----------   -----------
Net increase (decrease) in capital shares outstanding      (89,710)  $  (119,741)   2,556,903   $ 3,415,153
                                                                     ===========                ===========
Shares outstanding at beginning of year                 14,487,423                 11,930,520
                                                        ----------                 ----------
Shares outstanding at end of year                       14,397,713                 14,487,423
                                                        ==========                 ==========

EQUITY INCOME PORTFOLIO

                                                                       YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------
                                                                  2009                      2008
                                                        ------------------------   ------------------------
                                                          SHARES        AMOUNT       SHARES        AMOUNT
                                                        ----------   -----------   ----------   -----------
Sale of capital shares                                     934,364   $ 1,032,263      685,272   $ 1,037,033
Investment income dividends reinvested                     345,325       445,470      581,566       645,538
Distributions from net realized gains reinvested                --            --      199,944       221,938
                                                        ----------   -----------   ----------   -----------
Subtotals                                                1,279,689     1,477,733    1,466,782     1,904,509
Redemptions of capital shares outstanding               (1,252,103)   (1,435,619)  (1,823,175)   (2,705,136)
                                                        ----------   -----------   ----------   -----------
Net increase (decrease) in capital shares outstanding       27,586   $    42,114     (356,393)  $  (800,627)
                                                                     ===========                ===========
Shares outstanding at beginning of year                 13,397,890                 13,754,283
                                                        ----------                 ----------
Shares outstanding at end of year                       13,425,476                 13,397,890
                                                        ==========                 ==========

BALANCED PORTFOLIO

                                                                       YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------
                                                                  2009                      2008
                                                        ------------------------   ------------------------
                                                          SHARES        AMOUNT       SHARES        AMOUNT
                                                        ----------   -----------   ----------   -----------
Sale of capital shares                                   1,496,432   $ 1,846,387    1,698,413   $ 2,402,017
Investment income dividends reinvested                     270,047       359,162      433,753       490,141
                                                        ----------   -----------   ----------   -----------
Subtotals                                                1,766,479     2,205,549    2,132,166     2,892,158
Redemptions of capital shares outstanding               (2,320,476)   (2,865,154)  (2,677,175)   (3,698,467)
                                                        ----------   -----------   ----------   -----------
Net decrease in capital shares outstanding                (553,997)  $  (659,605)    (545,009)  $  (806,309)
                                                                     ===========                ===========
Shares outstanding at beginning of year                 13,396,740                 13,941,749
                                                        ----------                 ----------
Shares outstanding at end of year                       12,842,743                 13,396,740
                                                        ==========                 ==========

MONEY MARKET PORTFOLIO

                                                                       YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------
                                                                   2009                        2008
                                                        --------------------------   --------------------------
                                                           SHARES        AMOUNT         SHARES        AMOUNT
                                                        -----------   ------------   -----------   ------------
Sale of capital shares                                   24,093,527   $ 24,093,527    54,531,621   $ 54,531,621
Investment income dividends reinvested                        1,452          1,452       831,192        831,192
                                                        -----------   ------------   -----------   ------------
Subtotals                                                24,094,979     24,094,979    55,362,813     55,362,813
Redemptions of capital shares outstanding               (30,364,194)   (30,364,194)  (19,162,473)   (19,162,473)
                                                        -----------   ------------   -----------   ------------
Net increase (decrease) in capital shares outstanding    (6,269,215)  $ (6,269,215)   36,200,340   $ 36,200,340
                                                                      ============                 ============
Shares outstanding at beginning of year                  87,066,345                   50,866,005
                                                        -----------                  -----------
Shares outstanding at end of year                        80,797,130                   87,066,345
                                                        ===========                  ===========

NOTE 5--DISCLOSURE ABOUT FAIR VALUE OF ASSETS

Effective September 1, 2007, the Fund adopted Financial Accounting Standards Board (FASB) ACCOUNTING STANDARD CODIFICATION (ASC) Topic 820. ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP) and expands disclosures about fair value measurement. ASC 820 requires funds to classify their assets based on valuation method, using three levels. Level 1 securities are valued based on quoted prices for identical securities in active markets that are unadjusted. Level 2 securities are valued based on external market ("significant observable") inputs, such as quoted prices for similar assets in active markets, quoted prices for identical or similar assets in non-active markets, or inputs derived from or corroborated by observable market data by correlation or other means. They reflect assumptions market participants would use in pricing based on market data obtained from independent sources. Level 3 securities are valued based on internal ("significant unobservable") inputs that are based on the funds own assumptions that market participants would use based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables present the valuation levels of the Fund's securities as of December 31, 2009:

Growth Portfolio

HOLDINGS                                                      MARKET VALUE     LEVEL 1     LEVEL 2   LEVEL 3
-----------------------------------------------------------   ------------   -----------   -------   -------
Common Stock: Consumer Discretionary                           $ 1,590,621   $ 1,590,621      $0        $0
Common Stock: Consumer Staples                                   1,340,430     1,340,430       0         0
Common Stock: Energy                                             1,903,343     1,903,343       0         0
Common Stock: Exchange Traded Funds                                904,960       904,960       0         0
Common Stock: Financials                                         1,620,108     1,620,108       0         0
Common Stock: Healthcare                                         1,960,384     1,960,384       0         0
Common Stock: Industrials                                        2,495,939     2,495,939       0         0
Common Stock: Information Technology                             4,656,024     4,656,024       0         0
Common Stock: Materials                                            569,536       569,536       0         0
Common Stock: Telecomm. Services                                   445,705       445,705       0         0
Common Stock: Utilities                                            358,024       358,024       0         0
Investments in Money Market                                      1,019,210     1,019,210       0         0
                                                               -----------   -----------     ---       ---
Total Growth Portfolio                                         $18,864,284   $18,864,284      $0        $0

Equity Income Portfolio

HOLDINGS                                                      MARKET VALUE     LEVEL 1     LEVEL 2   LEVEL 3
-----------------------------------------------------------   ------------   -----------   -------   -------
Common Stock: Consumer Discretionary                           $ 1,189,755   $ 1,189,755      $0        $0
Common Stock: Consumer Staples                                   2,250,581     2,250,581       0         0
Common Stock: Energy                                             2,403,482     2,403,482       0         0
Common Stock: Financials                                         3,295,479     3,295,479       0         0
Common Stock: Healthcare                                         1,565,844     1,565,844       0         0
Common Stock: Industrials                                        1,297,001     1,297,001       0         0
Common Stock: Information Technology                             1,393,120     1,393,120       0         0
Common Stock: Materials                                            424,903       424,903       0         0
Common Stock: Telecomm. Services                                   958,993       958,993       0         0
Common Stock: Utilities                                          1,366,868     1,366,868       0         0
Investments in Money Market                                      1,013,369     1,013,369       0         0
                                                               -----------   -----------     ---       ---
Total Equity Income Portfolio                                  $17,159,395   $17,159,395      $0        $0

Balanced Portfolio

HOLDINGS                                                      MARKET VALUE     LEVEL 1       LEVEL 2    LEVEL 3
-----------------------------------------------------------   ------------   -----------   ----------   -------
U.S. Treasury & other U.S. Gov't. corporations and agencies    $     1,213   $         0   $    1,213      $0
Corporate Debt Securities                                        3,581,413             0    3,581,413       0
Common Stock: Consumer Discretionary                               959,962       959,962            0       0
Common Stock: Consumer Staples                                   1,319,508     1,319,508            0       0
Common Stock: Energy                                             1,175,602     1,175,602            0       0
Common Stock: Financials                                         1,577,745     1,577,745            0       0
Common Stock: Healthcare                                         1,419,855     1,419,855            0       0
Common Stock: Industrials                                        1,226,538     1,226,538            0       0
Common Stock: Information Technology                             2,035,269     2,035,269            0       0
Common Stock: Materials                                            306,199       306,199            0       0
Common Stock: Telecomm. Services                                   452,379       452,379            0       0
Common Stock: Utilities                                            334,299       334,299            0       0
Commercial Paper                                                   849,764             0      849,764       0
Investments in Money Market                                      1,655,792     1,655,792            0       0
                                                               -----------   -----------   ----------     ---
Total Balanced Portfolio                                       $16,895,538   $12,463,148   $4,432,390      $0

Money Market Portfolio

HOLDINGS                                                      MARKET VALUE     LEVEL 1       LEVEL 2     LEVEL 3
-----------------------------------------------------------   ------------   -----------   -----------   -------
U.S. Gov corporations and agencies Short Term                  $56,956,385    $        0   $56,956,385      $0
Commercial Paper                                                16,996,488             0    16,996,488       0
Investments in Money Market                                      6,902,523     6,902,523             0       0
                                                               -----------    ----------   -----------     ---
Total Money Market Portfolio                                   $80,855,396    $6,902,523   $73,952,873      $0

Money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following years ended December 31:

                                 2009       2008
                               --------   --------
GROWTH PORTFOLIO
   Distributions paid from:
      Ordinary income          $161,086   $242,950
      Long-term capital gain         --         --
                               --------   --------
                               $161,086   $242,950
                               ========   ========
EQUITY INCOME PORTFOLIO
   Distributions paid from:
      Ordinary income          $445,470   $694,261
      Long-term capital gain         --    173,214
                               --------   --------
                               $445,470   $867,475
                               ========   ========
BALANCED PORTFOLIO
   Distributions paid from:
      Ordinary income          $359,163   $490,141
      Long-term capital gain         --         --
                               --------   --------
                               $359,163   $490,141
                               ========   ========
MONEY MARKET PORTFOLIO
   Distributions paid from:
      Ordinary income          $  1,458   $825,260
      Long-term capital gain         --         --
                               --------   --------
                               $  1,458   $825,260
                               ========   ========

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

GROWTH PORTFOLIO
Undistributed ordinary income           $        --
Undistributed long-term capital gains            --
                                        -----------
   Tax Accumulated Earnings                      --
Accumulated capital and other losses     (1,763,483)
Unrealized depreciation                    (143,298)
                                        -----------
   Total Accumulated Deficit            $(1,906,781)
                                        ===========
EQUITY INCOME PORTFOLIO
Undistributed ordinary income           $        --
Undistributed long-term capital gains            --
                                        -----------
   Tax Accumulated Earnings                      --
Accumulated capital and other losses     (1,151,184)
Unrealized depreciation                  (1,573,694)
                                        -----------
   Total Accumulated Deficit            $(2,724,878)
                                        ===========
BALANCED PORTFOLIO
Undistributed ordinary income           $        --
Undistributed long-term capital gains            --
                                        -----------
   Tax Accumulated Earnings                      --
Accumulated capital and other losses       (680,406)
Unrealized appreciation                      19,643
                                        -----------
   Total Accumulated Deficit            $  (660,763)
                                        ===========

NOTE 7--SUBSEQUENT EVENTS

On February 18, 2010, the Board of Directors of the Fund approved a Plan of Liquidation and Dissolution (the "Plan") with respect to the American National Growth Portfolio, American National Equity Income Portfolio, American National Balanced Portfolio and the American National Money Market Portfolio, (together, the "Portfolios", each a "Portfolio"). This Plan would provide for the liquidation of each of the Portfolio's assets and the distribution to shareholders of the cash proceeds of the liquidation after paying or providing for the payment of all debts and liabilities of the Portfolios. The Board of Directors of the Fund determined that action should be taken because of the small asset size of each Portfolio. The Board has concluded that it would be in the best interests of each of the Portfolios and their shareholders and Policyowners to liquidate the Portfolios.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee, Board of
   Directors and Shareholders
American National Investment Accounts, Inc.
League City, Texas

We have audited the accompanying statements of assets and liabilities of American National Investment Accounts, Inc. (comprised of the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio and Money Market Portfolio, hereafter referred to as "the Funds"), including the schedules of investments, as of December 31, 2009, and the related statements of operations for the year then ended, changes in net assets for each of the two years then ended and financial highlights for each of the four years then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American National Investment Accounts, Inc., as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the four years then ended in conformity with accounting principles generally accepted in the United States of America.

Houston, Texas
February 19, 2010

SUPPLEMENTAL INFORMATION
(Unaudited) (As of 2/28/10)

Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling (800) 231-4639.

INDEPENDENT DIRECTORS

                                                                                                                       NUMBER OF
                                                                                                                     PORTFOLIOS IN
                                             TERM OF OFFICE                                                          FUND COMPLEX
     NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF                PRINCIPAL OCCUPATION(S)                    OVERSEEN BY
        AND AGE               WITH FUND        TIME SERVED                   DURING PAST 5 YEARS                       DIRECTOR
-----------------------   ----------------   --------------   ----------------------------------------------------   -------------
Florentino F. Gonzalez    Director           Indefinite       HR Director, Galveston Children's Center, Inc.               9*
2450 South Shore Blvd.,                      Since 11/05
League City, TX 77573                                         HR Consultant, The University of Texas Medical
Age 50                                                        Branch at Galveston

Edwin K. Nolan            Director           Indefinite       Investor and Attorney, Law Offices, Edwin K.                 9*
2450 South Shore Blvd.,                      Since 11/97      Nolan, P.C.
League City, TX 77573
Age 66                    Nominating         Indefinite       Director/Owner of Canyon Lake Aviation, Inc.
                          Committee          Since 11/00

                          Audit              Indefinite       Director of Hancock Mini Mart, Inc.
                          Committee          Since 11/03

Robert V. Shattuck        Director           Indefinite       Attorney, Law Offices, Robert V. Shattuck, Jr.               9*
2450 South Shore Blvd.,                      Since 11/97
League City, TX 77573     Nominating
Age 68                    Committee          Indefinite
                                             Since 11/00

Donald P. Stevens         Director           Indefinite       Retired, Assistant to the President for Governmental         9*
2450 South Shore Blvd.,                      Since 9/00       Relations of the University of Texas Medical
League City, TX 77573                                         Branch, Galveston, TX
Age 62                    Nominating         Indefinite
                          Committee          Since 11/00      President and Director, Jamail Galveston
                                                              Foundation (a family charitable foundation)
                          Audit              Indefinite
                          Committee          Since 11/05

Steven H. Stubbs          Director           Indefinite       President and Director of Dancing Rabbit Press,              9*
2450 South Shore Blvd.,                      Since 9/00       Inc. (a publishing company)
League City, TX 77573
Age 71                    Audit              Indefinite       Director, Neshoba County Public Library
                          Committee          Since 8/03
                          Chairman

INTERESTED DIRECTORS


                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN
                                             TERM OF OFFICE                                          FUND COMPLEX    INTERESTED
     NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF          PRINCIPAL OCCUPATION(S)         OVERSEEN BY      DIRECTOR
        AND AGE               WITH FUND        TIME SERVED             DURING PAST 5 YEARS             DIRECTOR     RELATIONSHIP
-----------------------   ----------------   --------------   -----------------------------------   -------------   ------------
Michael W. McCroskey      President &        Indefinite       President, CEO, Director and member         9*
2450 South Shore Blvd.,   Director           Since 8/94       of Executive Committee of
League City, TX 77573                                         Securities Management and Research,
Age 66                                                        Inc. (SM&R)^

                                                              Executive Vice President and
                                                              Treasurer of American National
                                                              Insurance Company

                                                              Vice President of Garden State Life                       (1)
                                                              Insurance Company^

                                                              Vice President of American National
                                                              Property & Casualty Company^

                                                              Vice President of Standard Life &
                                                              Accident Insurance Company^

                                                              Vice President of Pacific Property
                                                              and Casualty Company^

                                                              Assistant Secretary of American
                                                              National General Insurance Company^

                                                              Assistant Secretary of American
                                                              National Life Insurance Company of
                                                              Texas^

                                                              Director and President of ANREM
                                                              Corporation (real estate management
                                                              company)^

                                                              Vice President and Director of
                                                              ANTAC Corporation (real estate
                                                              management company)^

                                                              Director of Comprehensive
                                                              Investment Services, Inc.
                                                              (investment services company)^

                                                              Vice President of Farm Family Life
                                                              Insurance Company^

                                                              Vice President of Farm Family
                                                              Casualty Insurance Company^

                                                              Vice President of United Farm
                                                              Family Insurance Company^

                                                              Vice President and Director of
                                                              Eagle 99, Inc. (real estate
                                                              investment company)^

                                                              President and Director of ANH2O,
                                                              Inc. (real estate investment
                                                              company)^

                                                              American National Property and
                                                              Casualty Holdings, Inc.^

                                                              Vice President, Investments of
                                                              American National Life Insurance
                                                              Company of New York

                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN
                                             TERM OF OFFICE                                         FUND COMPLEX     INTERESTED
     NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF          PRINCIPAL OCCUPATION(S)         OVERSEEN BY      DIRECTOR
        AND AGE               WITH FUND        TIME SERVED             DURING PAST 5 YEARS            DIRECTOR      RELATIONSHIP
-----------------------   ----------------   --------------   -----------------------------------   -------------   ------------
Lea McLeod Matthews       Director           Indefinite       Proposal Project Manager, America           9*            (2)
2450 South Shore Blvd.,                      Since 8/94       Service Group 105 Westpark Road
League City, TX 77573                                         Brentwood, TN 37027 (11/08-present)
Age 47
                                                              Psychology Intern, Vanderbilt
                                                              University Medical Center, Division
                                                              of Adult Psychiatry (8/05-present)

                                                              Communications Specialist, National
                                                              Western Life Insurance Company
                                                              (5/02-8/05)

                                                              Director of Garden State Life
                                                              Insurance Company^

                                                              Senior Communications Specialist,
                                                              Texas Guaranteed Student Loan
                                                              Corporation (1/01-5/02)

                                                              Internal Publications Manager,
                                                              Tivoli Software (4/00-1/01)

                                                              Communications Consultant, Texas
                                                              Association of School Boards
                                                              (8/99-4/00)

                                                              Technical Writer/Publications
                                                              Editor, National Western Life
                                                              Insurance Company (1/92-8/99)

Ann McLeod Moody          Director           Indefinite       Housewife, Personal Investments             9*            (3,2)
2450 South Shore Blvd.,                      Since 11/97
League City, TX 77573                                         Director of Moody Gardens, Inc.
Age 72                                                        (charitable organization)

Jamie G. Williams         Director           Indefinite       Regional Grants Director, The Moody         9*            (4)
2450 South Shore Blvd.,                      Since 11/97      Foundation (charitable foundation)
League City, TX 77573
Age 63                                                        President's Advisory Council,
                                                              Dallas Center for the Performing
                                                              Arts Foundation (organization that
                                                              supports the arts in the Dallas, TX
                                                              area)

(1) Mr. McCroskey serves as an officer and director of SM&R, the Funds' investment adviser. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").

(2) Ms. Matthews is the step-daughter of Robert L. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 23.23% of the outstanding common shares of American National, and he serves as Chairman of the Board, President and Chief Executive Officer of The Moody National Bank of Galveston (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 46.55% of the outstanding common shares of American National. Mr. Moody is also the President and a director of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts.

     Ms. Matthews is the daughter of Funds' director Ann McLeod Moody.

(3) Ms. Moody is the spouse of Robert L. Moody. See footnote 2 above. Ms. Moody is the mother of Funds' director Lea McLeod Matthews.

(4) Ms. Williams is an employee of The Moody Foundation, which owns approximately 23.23% of American National, the parent of SM&R.

* Also a Director of SM&R Investments, Inc., another investment company advised by SM&R, which has 5 portfolios.

^    Under control of American National.

OFFICERS

                                                                                                                       NUMBER OF
                                                                                                                     PORTFOLIOS IN
                                             TERM OF OFFICE                                                           FUND COMPLEX
     NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF                  PRINCIPAL OCCUPATION(S)                  OVERSEEN BY
        AND AGE              WITH FUND         TIME SERVED                     DURING PAST 5 YEARS                      OFFICER
-----------------------   ----------------   --------------   ----------------------------------------------------   -------------
Michael W. McCroskey      President &        Indefinite       SEE INTERESTED DIRECTOR TABLE ABOVE                          9
                          Director(PARA)     Since 08/94

Brenda T. Koelemay        Vice               Indefinite       Vice President & Treasurer of SM&R                           9
2450 South Shore Blvd.,   President &        Since 7/92
League City, TX 77573     Treasurer(PARA)                     Vice President, Assistant Corporate Treasurer of
Age 55                                       Indefinite       American National Insurance Company
                                             Since 4/07

Teresa E. Axelson         Vice               Indefinite       Vice President / Secretary and CCO of SM&R                   9
2450 South Shore Blvd.,   President &        Since 05/83
League City, TX 77573     Secretary
Age 62

(PARA) Positions also held with SM&R Investments, Inc. another investment company advised by SM&R.

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

                               2450 South Shore Boulevard, League City, TX 77573

                                    DIRECTORS
                             Florentino F. Gonzalez
                               Lea McLeod Matthews
                              Michael W. McCroskey
                                Ann McLeod Moody
                                 Edwin K. Nolan
                             Robert V. Shattuck, Jr.
                                Donald P. Stevens
                                Steven H. Stubbs
                                Jamie G. Williams

                                    OFFICERS
                         Michael W. McCroskey, President
                Brenda T. Koelemay, Vice President and Treasurer
                  Teresa E. Axelson, Vice President, Secretary
                          and Chief Compliance Officer

                         INVESTMENT ADVISER AND MANAGER
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                                    CUSTODIAN
                               Moody National Bank
                                2302 Post Office
                               Galveston, TX 77550

                                  LEGAL COUNSEL
                            Greer, Herz & Adams, LLP
                                 One Moody Plaza
                               Galveston, TX 77550

                        UNDERWRITER AND REDEMPTION AGENT
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

               TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                    BKD, LLP
                         2800 Post Oak Blvd., Suite 3200
                                Houston, TX 77056

Item 2	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to the
		registrants principal executive officer, principal financial
		officer, principal accounting officer or controller, or	persons
		performing similar functions (the Code).

	(b)	For purposes of this Item, the term code of ethics means
		written standards that are reasonably designed to deter wrong-doing and to promote:

		(1)	Honest and ethical conduct, including the ethical
			handling of actual or apparent conflicts of interest between personal and professional relationships;

		(2)	Full, fair, accurate, timely, and understandable
			disclosure in reports and documents that a registrant files with, or submits to , the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules,
			and regulations;

		(4)	The prompt internal reporting of violations of the Code
			to an appropriate person or persons identified in the Code; and

		(5)	Accountability for adherence to the Code.

	(c)	There were no amendments to the Code during the period covered
		by the report.

	(d)	The registrant did not grant any waivers, including implicit
		waivers, from any provisions of the Code to the principal executive
		officer, principal financial officer, principal accounting officer
		or controller, or persons performing similar functions during the
		period covered by this report.

	(e)	Not applicable

	(f)	See item 12(a)(1) regarding the filing of the Code of Ethics for
		Principal Executive and Principal Financial Officers of American National Investment Accounts, Inc.

Item 3	Audit Committee Financial Expert.

	(a)	The Board of Directors has determined that the registrant has
		at least one Audit committee financial expert serving on its Audit Committee.

	(b)	The Audit Committee financial expert is Steven H. Stubbs. Mr.
		Stubbs is independent within the meaning of that term used in Form N-CSR.

Item 4	Principal Accountant Fees and Services.

	(a)	Audit fees for American National Investment Accounts, Inc. totaled
		approximately $67,000 in 2009 and approximately $60,000 in 2008, including fees associated with the annual audit and filings of the Portfolios Form N-1A and Form N-SAR.

	(b)	None

	(c)	Fees for tax services to American National Investment Accounts,
		Inc., including tax compliance, tax advice and tax planning, totaled approximately $0 in 2009 and $0 in 2008.

	(d)	None

	(e)	(1)	The regristrants audit committee has adopted policies and
			procedures that require the audit committee to pre-approve
			all audit and non-audit services provided to the registrant
			by the principal accountant.

		(2)	All of the services described in paragraphs (b) through (d)
			of item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrants
		financial statements for the most recent fiscal year-end were performed by the principal accountants full-time, permanent employees.

	(g)	None

	(h)	The registrants independent auditor did not provide any non-audit
		services to the registrants investment adviser or any entity
		controlling, controlled by or controlled with the registrants
		investment adviser that provides ongoing services to the registrant.


Item 5	Audit Committee of Listed Registrants.

	Not applicable

Item 6	Schedule of Investments.

	The Schedule of Investments is filed under Item 1 of this form.

Item 7	Disclosure of Proxy Voting Policies and Procedures for Closed-end
	Management Investment Companies.

	Not applicable

Item 8	Portfolio Managers of Closed-end Management Investment Companies.

	Not applicable

Item 9	Purchases of Equity Securities by Closed-end Management Investment
	Company and Affiliated Purchasers.

	Not applicable

Item 10	Submission of Matters to a Vote of Security Holders.

	There have been no material changes to the procedures by which shareholders
	may recommend nominees to the registrants board of directors during this
	period.

Item 11	Controls and Procedures.

	(a)	As of February 19, 2010, an evaluation was performed under the
		supervision and with the participation of the officers of American
		National Investment Accounts, Inc. (the Company), including the
		Chief Executive Officer (CEO) and Chief Financial Officer
		(CFO), of the effectiveness of the Company's disclosure controls
		and procedures.  Based on that evaluation, the officers, including
		the CEO and CFO, conclude that, as of February 19, 2010, the
		Company's disclosure controls and procedures (as defined in Rule
		30a-3(c) under the Investment Company Act of 1940, as amended) were
		reasonably designed so as to ensure that material information
		relating to the Company is made known to the CEO and CFO.

	(b)	There have been no significant changes in the Company's internal
		controls or in other factors that could significantly affect these
		controls subsequent to the date of their evaluation and until the
		filing of this report, including any corrective actions with regard
		to significant deficiencies and material weaknesses.


Item 12	Exhibits.

	(a) 	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and
			attached hereto.

		(2)	Certifications pursuant to Rule  30a-2(a) under the
			Investment Act of 1940 are filed and attached hereto.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
		2002 are filed and attached hereto.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


American National  Investment Accounts, Inc.

By:
	Michael W. McCroskey, Principal Executive Officer

Date:	February 25, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
	Michael W. McCroskey, Principal Executive Officer

Date:	February 25, 2010


By:
	Brenda T. Koelemay, Principal Financial Officer

Date:	February 25, 2010